Oppenheimer
Equity Income Fund, Inc. *
Prospectus dated August 1, 2007

                                               Oppenheimer Equity Income
-------------------------------------------    Fund, Inc. is a mutual fund
                                               that seeks total return. It
                                               invests mainly in common
                                               stocks, and other equity
                                               securities believed to be
                                               undervalued in the
                                               marketplace.
                                               ------------------------------

                                                    This prospectus contains
                                               important information about the
                                               Fund's objective, and its
                                               investment policies, strategies
                                               and risks. It also contains
                                               important information about how
                                               to buy and sell shares of the
                                               Fund and other account features.
                                               Please read this prospectus
                                               carefully before you invest and
                                               keep it for future reference
                                               about your account.

As with all mutual funds, the Securities
and Exchange Commission has not approved
or disapproved the Fund's securities nor
has it determined that this prospectus is
accurate or complete. It is a criminal
offense to represent otherwise.

* Prior to August 1, 2007, the Fund's name was  "Oppenheimer  Quest Capital
Value Fund, Inc. SM"

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The Right Way to Invest

CONTENTS

               ABOUT THE FUND

3             The Fund's Investment Objective and Principal Investment Strategies

3             Main Risks of Investing in the Fund

5              The Fund's Past Performance

8              Fees and Expenses of the Fund

10              About the Fund's Investments

14             How the Fund is Managed

15               ABOUT YOUR ACCOUNT

               How to Buy Shares
               Class A Shares
               Class B Shares
               Class C Shares
               Class N Shares

28             Special Investor Services
               AccountLink
               PhoneLink
               OppenheimerFunds Internet Website
               Retirement Plans

30             How to Sell Shares
               By Mail
               By Telephone

33             How to Exchange Shares

37             Shareholder Account Rules and Policies

39             Dividends, Capital Gains and Taxes

40               Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks total return.

     WHAT DOES THE FUND  MAINLY  INVEST  IN? The Fund  invests  mainly in common stocks of U.S.  issuers that the portfolio  manager  believes are undervalued in the  marketplace.  The  Fund may  invest  in other  equity  securities,  such as preferred stocks,  warrants and debt securities  convertible into common stocks.
The Fund may  invest  in equity  securities  issued by  companies  of  different capitalization ranges, but will typically focus on larger capitalization stocks.
These  investments are more fully  explained in "About the Fund's  Investments,"
below.

     HOW DOES THE PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES TO BUY OR SELL? In
selecting  securities  for the Fund,  the portfolio  manager  mainly relies on a value-oriented investing style for equity securities. Value investing focuses on companies that may be currently out of favor in the market,  or on opportunities in cyclical industries.  The portfolio manager looks for stocks trading at lower prices relative to the market and what is believed to be their real worth. Value investors  hope  to  realize  appreciation  as  other  investors  recognize  the security's intrinsic value and the stock prices rises as a result.

     The portfolio  manager  generally uses a fundamental  approach to analyzing
issuers  (for  example,   price/earnings   ratios  and  current   balance  sheet
information), to select the stocks he thinks are undervalued. While this process and the  factors  used may change over time and its  implementation  may vary in particular cases, the portfolio manager typically searches for:

     o stocks that have high current income and are believed to have substantial earnings possibilities

     o stocks with low price/earnings ratios relative to other securities

     o stocks with a low price relative to the underlying  value of the issuer's assets, earnings, cash flow or other factors

     WHO IS THE FUND DESIGNED  FOR? The Fund is designed for  investors  seeking total investment return from capital appreciation and income over the long term.
Those investors  should be willing to assume the risks of short-term share price fluctuations  that are  typical  for a fund  emphasizing  investments  in equity securities. Since the Fund's income level will fluctuate, it is not designed for investors  needing an assured level of current  income.  Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

     All investments have risks to some degree. The Fund's investments in stocks and bonds are  subject  to  changes  in their  value  from a number of  factors, described  below.  There  is also the  risk  that  poor  security  selection  by
OppenheimerFunds, Inc. (the "Manager") will cause the Fund to underperform other funds having a similar objective. As an example, the portfolio manager's "value"
approach to  investing  could  result in fewer Fund  investments  in stocks that become highly valued by the marketplace  during times of rapid market  advances.
This could cause the Fund to underperform other funds that seek total return but that employ a growth or non-value approach to investing.

     DIVIDEND RISK. There is no guarantee that the issuers of the stocks held by the Fund will  declare  dividends  in the  future or that if  declared,  it will either remain at current  levels or increase over time.  The Fund's  performance during a broad market  advance could suffer because  dividend  paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

     RISKS OF  INVESTING  IN  STOCKS.  Stocks  fluctuate  in  price,  and  their short-term  volatility at times may be great. Because the Fund currently focuses on investments in equity  securities,  the value of the Fund's portfolio will be affected by changes in the stock markets.  The Fund's net asset values per share will  fluctuate  as the  values of the Fund's  portfolio  securities  change.  A variety of factors can affect the price of a particular  stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.  The Fund does not limit its  investments  to issuers in a  particular market  capitalization  range or  ranges,  but will  typically  focus on  larger capitalization  stocks.  The stock prices of  large-cap  issuers tend to be less volatile than the prices of mid-cap and  small-cap  companies in the short term, but these companies may not afford the same growth  opportunities as mid-cap and small-cap companies.

     RISKS OF FOREIGN  INVESTING.  The Fund can buy  securities  of companies in developed  and  underdeveloped  countries.  While  the Fund has no limits on the amounts  it can invest in foreign  securities,  currently  it does not intend to invest  more than 25% of its net assets in  securities  of issuers in any single foreign  country or more than 5% of its net assets in  companies  or  government issuers in emerging market countries.

     While foreign securities may offer special investment opportunities,  there are also special risks.  The change in value of a foreign  currency  against the
U.S.  dollar  will  result in a change in the U.S.  dollar  value of  securities denominated  in that foreign  currency.  Foreign  issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

     The value of  foreign  investments  may be  affected  by  exchange  control regulations,  expropriation or  nationalization  of a company's assets,  foreign taxes, delays in settlement of transactions,  changes in governmental,  economic or  monetary  policy in the U.S.  or abroad,  or other  political  and  economic factors.  These risks could cause the prices of foreign stocks to fall and could therefore depress the Fund's share price.

     Additionally,  if a fund  invests a  significant  amount  of its  assets in foreign securities,  it might expose the fund to "time-zone  arbitrage" attempts by investors  seeking to take  advantage of the  differences in value of foreign securities  that might  result  from  events  that occur  after the close of the foreign  securities  market on which a foreign security is traded and before the close of The New York Stock  Exchange  that day, when the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing"
to  adjust  the  closing  market  prices of  foreign  securities  under  certain circumstances,  to reflect  what the Manager and the Fund's  Board of  Directors believe to be their fair value may help deter those activities.

     HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the  overall  risk  profile of the Fund,  and can affect the value of the Fund's investments,  its investment  performance  and its prices per share.  Particular investments and investment  strategies  have risks.  The Fund is also subject to the risk that the stocks the Manager selects will underperform the stock market, the  relevant  indices or other funds with  similar  investment  objectives  and strategies.  These risks mean that you can lose money by  investing in the Fund.
When you redeem your  shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that the Fund  will  achieve  its  investment objective.

     In the short term, the stock markets can be volatile,  and the price of the
Fund's  shares  can  go up  and  down  substantially.  In  the  OppenheimerFunds spectrum,  the Fund is generally more  conservative than aggressive growth stock funds,  but has greater risks than funds that invest in both stocks and bonds or in investment-grade debt securities.

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     An  investment  in the Fund is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

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The Fund's Past Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing  changes in the Fund's  performance  for its Class A shares from year to year for the last 10 calendar  years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compared to those of a  broad-based  market index.  The  after-tax  returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares"  may be higher  than the  other  return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions  mandated by regulation and your actual after-tax returns may differ from those shown,  depending on your  individual  tax  situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares
through   tax-deferred   arrangements  such  as  401(k)  plans  or  IRAs  or  to
institutional   investors  not  subject  to  tax.  The  Fund's  past  investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

     Annual  Total  Returns  (Class A) (as of 12/31 each year) [See  appendix to prospectus for data in bar chart showing the annual total returns]

     Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

     Returns  including  periods  prior to 3/3/97 have been  adjusted to reflect expenses  in effect as of that  date,  because  the Fund's  Class A shares  were previously "capital" shares of the Fund that bore no expenses while the Fund was a closed-end investment company.

     For the period from 1/1/06 through  12/31/06,  the cumulative return before taxes for Class A shares was 13.56%.

     During  the  period  shown  in the  bar  chart,  the  highest  return  (not annualized) before taxes for a calendar quarter was 19.34% (4th Qtr `98) and the lowest return (not  annualized)  before taxes for a calendar quarter was -14.38%
(3rd Qtr `01).

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Average Annual Total Returns                                           10 Years
for    the    periods    ended                                       (or life of
December 31, 2006                  1 Year           5 Years        class, if less)
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Class A Shares (inception
2/13/87)                            7.03%            8.40%              9.52%
  Return Before Taxes               5.37%            7.35%              6.54%
  Return After Taxes on
  Distributions                     5.61%            6.98%              6.72%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
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Class  B   Shares   (inception      7.58%            8.47%              10.03%
3/3/97)
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Class  C   Shares   (inception     11.56%            8.77%              9.65%
3/3/97)
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Class  N   Shares   (inception     12.05%            9.29%              7.94%
3/1/01)
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S&P 500 Index (reflects no         15.78%            6.18%
deduction for fees, expenses
or taxes)                                                               8.42%
                                                                       7.82%(1)
                                                                       4.10%(2)
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(1)From 02/28/97.
(2)From 02/28/01.

     The Fund commenced operations on 2/13/87 as a closed-end investment company with two classes of shares,  income shares and capital  shares.  Capital  shares were  entitled to all gains and losses but bore no expenses.  Income shares bore all of the Fund's  operating  expenses.  The Fund redeemed its income shares and converted to an open-end fund on 3/3/97.  The capital shares were  designated as
Class A shares, which bear their allocable share of Fund expenses.

     The Fund's average annual total returns in the table include the applicable sales charges:  for Class A, the current  maximum initial sales charge of 5.75%;
for  Class B, the  contingent  deferred  sales  charges  of 5%  (1-year)  and 2%
(5-year);  and for Class C and Class N, the 1% contingent  deferred sales charge for the  1-year  period.  Because  Class B shares  convert  to Class A shares 72 months after purchase, Class B "life-of-class"  performance does not include any contingent  deferred  sales charge and uses Class A  performance  for the period after conversion.  Returns for Class A reflect the historical performance of the
Fund's previous  capital shares as adjusted for the fees and expenses of Class A in effect on 3/3/97  (without  giving  effect to any fee  waivers).  Returns for periods from 3/3/97 to 2/28/99 are net of the  Manager's  waiver of certain fees and the Distributor's waiver of certain distribution fees.

     The returns  measure the  performance of a hypothetical  account and assume that all  dividends  and capital  gains  distributions  have been  reinvested in additional  shares.  The performance of the Fund's shares is compared to the S&P
500  Index,  an  unmanaged  index of equity  securities.  The index  performance includes  reinvestment of income but does not reflect  transaction  costs, fees, expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

     The  following  tables are  provided  to help you  understand  the fees and expenses  you may pay if you buy and hold  shares of the  Fund.  The Fund pays a variety of expenses  directly  for  management  of its  assets,  administration, distribution  of its shares and other  services.  Those  expenses are subtracted from the Fund's assets to calculate  the Fund's net asset values per share.  All shareholders  therefore pay those expenses  indirectly.  Shareholders  pay other transaction  expenses  directly,  such as sales  charges.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  October  31,  2006, except as otherwise noted.

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Shareholder Fees (charges paid directly from your investment):
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                            Class A     Class B     Class C     Class N
                            Shares      Shares      Shares      Shares
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Maximum Sales Charge         5.75%       None        None        None
(Load) on purchases (as
% of offering price)
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Maximum Deferred Sales
Charge (Load) (as % of
the lower of the            None(1)      5%(2)       1%(3)       1%(4)
original offering price
or redemption proceeds)
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------------------------------------------------------------------------
Annual Fund Operating Expenses(5) (deducted from Fund assets):
(% of average daily net assets)
------------------------------------------------------------------------
------------------------------------------------------------------------
                           Class A    Class B    Class C     Class N
                             Shares     Shares   Shares        Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
Management Fees              0.70%      0.70%       0.70%      0.70%
------------------------------------------------------------------------
------------------------------------------------------------------------
Distribution and/or          0.23%      1.00%       1.00%      0.50%
Service (12b-1) Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
Other Expenses               0.22%      0.35%       0.33%      0.56%
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Annual Operating       1.15%      2.05%       2.03%      1.76%
Expenses
------------------------------------------------------------------------

     Effective August 1, 2007, the Fund's management fee schedule was revised as described  below in `How the Fund is  Managed - The  Manager -  Advisory  Fees".
"Management  Fees" in the table above  assume that the  revised  management  fee schedule was in effect for the Fund's entire fiscal year ended October 31, 2006.
During the fiscal year ended October 31, 2006 the actual Management fee rate was
0.84% of average  annual net assets for each class of shares.  Expenses may vary in future  years.  The "Other  Expenses"  in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of  average  daily net assets per  fiscal  year for all  classes.  That undertaking  may be amended or  withdrawn  at any time.  After the  waiver,  the
"Other Expenses" and "Total Annual  Operating  Expenses" as percentages of daily net  assets  would  have been  0.39% and  1.59% for Class N,  assuming  that the revised  management  fee schedule was in effect for the Fund's fiscal year ended
October 31, 2006.

     The Fund also  receives  certain  credits from the Fund's  custodian  that, during the fiscal year,  reduced its custodial  expenses for all share  classes.
After these credits,  the "Other Expenses" and "Total Annual Operating Expenses"
as  percentages  of average daily net assets would have been 0.21% and 1.14% for
Class A, assuming that the revised management fee schedule was in effect for the
Fund's  fiscal year ended  October  31,  2006.  The  expenses of the other share classes were not affected by either the waiver or the credits.

     Effective  January  1,  2003,  the Board  voluntarily  reduced  the Class A asset-based  sales  charge to zero,  resulting  in a 12b-1 fee of up to 0.25% on
Class A shares. The Board of Directors can set the rate of the asset-based sales charge on Class A shares up to 0.25% of average annual net assets.

     In the first example, expenses include the initial sales charge for Class A and the  applicable  Class B,  Class C and  Class N  contingent  deferred  sales charges.  In the second example,  the Class A expenses include the sales charge, but Class B, Class C and Class N expenses  do not  include  contingent  deferred sales  charges.  * Class B expenses  for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

     1. A Class A contingent  deferred  sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See
"How to Buy Shares" for details.

     2. Applies to  redemptions  in first year after  purchase.  The  contingent deferred sales charge gradually  declines from 5% to 1% in years one through six and is eliminated after that.

     3. Applies to shares redeemed within 12 months of purchase.

     4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

     5. The Fund's Annual Fund Operating  Expenses have been restated to reflect the fees and expenses  that the Fund would have  incurred if the Fund's  current management fee schedule had been in effect during that fiscal year.

     EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

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If shares are redeemed:  1 Year         3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares           $686           $921          $1,175        $1,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares           $710           $949          $1,314        $1,952 *
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Class C Shares           $308           $643          $1,104        $2,382
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares           $280           $559          $962          $2,091
--------------------------------------------------------------------------------

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If   shares   are   not  1  Year  3   Years   5   Years   10   Years   redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class        A        Shares        $686        $921        $1,175        $1,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class      B       Shares       $210       $649       $1,114       $1,952      *
--------------------------------------------------------------------------------
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Class        C        Shares        $208        $643        $1,104        $2,382
--------------------------------------------------------------------------------
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Class        N        Shares         $180        $559        $962         $2,091
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In the first example,  expenses include the initial sales charge for Class A and the applicable  Class B, Class C and Class N contingent  deferred sales charges.
In the second example,  the Class A expenses include the sales charge, but Class
B,  Class C and  Class N  expenses  do not  include  contingent  deferred  sales charges.

     * Class B  expenses  for years 7 through  10 are based on Class A  expenses since  Class B shares  automatically  convert to Class A shares 72 months  after purchase.

About the Fund's Investments

     THE FUND'S PRINCIPAL  INVESTMENT  POLICIES AND RISKS. The allocation of the
Fund's  portfolio among the different  types of investments  will vary over time based upon the  evaluation of economic and market trends.  The Fund's  portfolio might not always  include all of the different  types of  investments  described
below.   The  Statement  of  Additional   Information   contains  more  detailed
information about the Fund's investment policies and risks.

     The  Fund's  Manager  tries  to  reduce  risks  by  carefully   researching
securities  before they are purchased.  The Fund attempts to reduce its exposure to market  risks by  diversifying  its  investments,  that is, by not  holding a substantial  amount of stock of any one company and by not investing too great a percentage  of the Fund's  assets in any one  company.  Also,  the Fund does not concentrate  25% or more of its total assets in investments in any one industry, or group of related industries.

     However,  changes in the overall market prices of securities and the income they pay can occur at any time.  The share price of the Fund will  change  daily based on changes in market prices of securities  and market  conditions,  and in response to other economic events.

     Stock  Investments.  The Fund  invests  mainly in common  stocks  and other equity  securities issued by domestic or foreign companies to seek total return.
The high  dividend  stocks  that the Fund  invests  in may not  experience  high earnings  growth or capital  appreciation.  There can be no assurance  that they will continue to pay high  dividends or to pay dividends at all.  While the Fund
can  invest  in  securities  of  issuers  of  small,   medium  or  large  market
capitalization,   the  Manager  currently  focuses   investments  on  large-size
companies.

     Although  the Fund does not  concentrate  on  issuers in any  industry,  at times,  the Fund may increase the relative  emphasis of its  investments  in the
securities   of  issuers  in  a   particular   industry,   or  of  a  particular
capitalization  or a  range  of  capitalizations,  depending  on  the  Manager's judgment about market and economic conditions. Stocks of issuers in a particular
industry  may  be  affected  by  changes  in  economic  conditions,   government
regulations,  availability  of basic  resources or other events that affect that industry  more than others.  To the extent that the Fund  increases the relative emphasis of its  investments  in a  particular  industry,  its share prices will fluctuate in response to events affecting that industry.

     Foreign Investing. The Fund can buy foreign securities that are listed on a
domestic   or  foreign   stock   exchange,   traded  in   domestic   or  foreign
over-the-counter  markets,  or  represented by American  Depository  Receipts or other  similar  receipts.  The Fund may invest to a limited  degree in  emerging markets,  which  have  greater  risks  than  developed  countries,  such as less developed trading markets and possibly less liquidity,  unstable governments and economies,  and greater risks of  nationalization  and  restrictions  on foreign
ownership,   making  these   investments   more   volatile  than  other  foreign
investments.  The risks  could  cause the prices of  foreign  stocks to fall and could  therefore  depress the Fund's  share  prices.  The Fund will hold foreign currency only in connection with buying and selling foreign securities.

     CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board
of Directors can change non-fundamental  investment policies without shareholder approval,  although  significant changes will be described in amendments to this prospectus.  Fundamental  policies  cannot be changed  without the approval of a majority  of  the  Fund's  outstanding  voting  shares.  The  Fund's  investment objective  is a  fundamental  policy.  Other  investment  restrictions  that are fundamental policies are listed in the Statement of Additional  Information.  An investment policy is not fundamental  unless this prospectus or the Statement of
Additional Information says that it is.

     Recent  Significant  Changes.  Prior to August 1, 2007,  the Fund was named
"Oppenheimer Quest Capital Value Fund, Inc." and its investment objective was to seek capital  appreciation.  The Fund was sub-advised by Oppenheimer Capital LLC
(which is not affiliated with the Manager).  Under the prior investment advisory agreement (the "Prior  Advisory  Agreement"),  the Fund paid a higher  effective advisory fee to the Manager. The performance information, financial information, and expense  information in the shareholder  report and the portfolio  holdings, shown in the Fund's prospectus,  SAI and shareholder reports, reflect the Fund's operations under its prior investment objective and management arrangements.

     OTHER INVESTMENT STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies described below. The Manager might not always use all of them. These  techniques have certain risks,  although some are designed to help reduce overall investment or market risks.

     Debt Securities. The Fund can also invest in debt securities,  such as U.S.
government  securities and domestic and foreign  corporate and government  bonds and debentures. Short-term debt securities can be selected for liquidity pending the purchase of other investments or to have cash to pay for redemptions of Fund shares.

     The debt  securities  the Fund buys may be rated by  nationally  recognized rating  organizations or they may be unrated  securities  assigned an equivalent credit  rating  by the  Manager.  The  Fund's  investments  in debt  securities, including convertible debt securities, can be above or below investment grade in credit quality.  The Fund is not required to sell a security if its rating falls after the Fund buys it. However,  the Manager will monitor those  investments to determine whether the Fund should continue to hold them.  Rating  definitions of national  rating  agencies  are  described  in  Appendix A to the  Statement  of
Additional Information.

     Other Equity  Securities.  While the Fund emphasizes  investments in common stocks,  it can also buy preferred stocks,  warrants and securities  convertible into  common  stock.  Convertible  securities  can be  considered  to be "equity equivalents"  because of the  conversion  feature and in that case their  credit rating has less impact on the Manager's  investment decision than in the case of other debt securities.

     Money Market Instruments.  For liquidity purposes, the Fund can also invest in "money market  instruments."  These include U.S.  government  securities  and high-quality  corporate debt securities having a remaining  maturity of one year or less. They also include  commercial  paper,  other short-term  corporate debt obligations,  certificates  of  deposit,  bankers'  acceptances  and  repurchase agreements.

     Investing in Small, Unseasoned Companies. The Fund can invest without limit in securities of small, unseasoned companies. These are companies that have been in continuous  operation for less than three years,  counting the  operations of any predecessors.  These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price when it wants
to. The prices of these securities may be very volatile, especially in the short term.

     Illiquid and Restricted  Securities.  Investments  may be illiquid  because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable price.  Restricted securities may have terms that limit their  resale to other  investors  or may require  registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities.
The Board can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional  purchasers may not be subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     Hedging.  The Fund can buy and sell  certain  kinds of  futures  contracts, forward  contracts,  and put and call  options.  These  are all  referred  to as
"hedging instruments." In the broadest sense, hedging instruments the Fund might use may be considered  "derivative  investments." In general terms, a derivative investment is an investment contract whose value depends on (or is derived from)
the value of an  underlying  asset,  interest  rate or index.  The Fund does not currently use hedging extensively or for speculative  purposes. It has limits on its use of hedging  instruments  and is not  required to use them in seeking its investment objective.

     Some of these  strategies  would hedge the Fund's  portfolio  against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

     Hedging involves risk. If the portfolio  manager used a hedging  instrument at the wrong time or judged market  conditions  incorrectly,  the hedge might be unsuccessful and the strategy could reduce the Fund's returns. The Fund may also experience  losses if the prices of its hedging  instruments were not correlated with its other investments or if it could not close out a position because of an illiquid market.

     Portfolio Turnover. A change in the securities held by the Fund is known as
"portfolio  turnover." The Fund does not expect to engage in active and frequent trading to try to achieve its objective.  Portfolio turnover increases brokerage costs the Fund pays.  Increased  portfolio turnover creates higher brokerage and transaction  costs  for the  Fund  (and  may  reduce  performance).  If the Fund realizes  capital  gains  when  it  sells  its  portfolio  investments,  it must generally  pay  those  gains  out  to  shareholders,  increasing  their  taxable distributions.  The  Financial  Highlights  table at the end of this  prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

     Investments  in Oppenheimer  Institutional  Money Market Fund. The Fund can
invest its free cash  balances  in Class E shares of  Oppenheimer  Institutional
Money Market Fund,  to provide  liquidity or for  defensive  purposes.  The Fund invests in Oppenheimer  Institutional  Money Market Fund rather than  purchasing individual  short-term  investments  to try to seek a higher yield than it could obtain on its own.  Oppenheimer  Institutional Money Market Fund is a registered open-end management  investment company,  regulated as a money market fund under the  Investment  Company Act of 1940, as amended and is part of the  Oppenheimer
Family  of  Funds.  It  invests  in  a  variety  of  short-term,   high-quality,
dollar-denominated  money  market  instruments  issued  by the U.S.  Government, domestic  and foreign  corporations,  other  financial  institutions,  and other entities.  Those  investments  may  have  a  higher  rate  of  return  than  the investments  that would be  available  to the Fund  directly.  At the time of an investment,  the  Manager  cannot  predict  what the  yield  of the  Oppenheimer
Institutional  Money  Market  Fund  will  be  because  of the  wide  variety  of instruments  that fund holds in its portfolio.  The return on those  investments may, in some cases,  be lower than the return that would have been  derived from other types of investments that would provide liquidity.  As a shareholder,  the
Fund will be subject to its  proportional  share of the expenses of  Oppenheimer
Institutional  Money Market  Fund's Class E shares,  including its advisory fee.
However,  the  Manager  will waive a portion of the Fund's  advisory  fee to the extent  of the  Fund's  share  of the  advisory  fee  paid  to  the  Manager  by
Oppenheimer Institutional Money Market Fund.

     Temporary  Defensive  and  Interim  Investments.  For  temporary  defensive purposes  in  times  of  adverse  or  unstable  market,  economic  or  political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment  strategies.  Generally the
Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market  instruments  described  above or in other  short-term
U.S. Government  securities.  The Fund might also hold these types of securities as interim  investments pending the investment of proceeds from the sale of Fund shares  or  the  sale  of  Fund  portfolio  securities  or to  meet  anticipated redemptions of Fund shares.  To the extent the Fund invests in these securities, it might not achieve its investment objective.

     Loans of  Portfolio  Securities.  The Fund has  entered  into a  Securities
Lending  Agreement  with  JP  Morgan  Chase.  Under  that  agreement   portfolio
securities  of the Fund may be loaned to brokers,  dealers  and other  financial institutions.  The  Securities  Lending  Agreement  provides  that loans must be adequately  collateralized  and may be made only in  conformity  with the Fund's
Securities  Lending  Guidelines,  adopted by the Fund's Board of Directors.  The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

     PORTFOLIO   HOLDINGS.   The  Fund's  portfolio  holdings  are  included  in
semi-annual  and annual reports that are distributed to shareholders of the Fund within 60 days  after the close of the  period  for which  such  report is being made.  The Fund also  discloses  its  portfolio  holdings in its  Statements  of
Investments  under Form N-Q,  which are filed with the  Securities  and Exchange
Commission  (the  "SEC") no later  than 60 days after the close of the first and third fiscal quarters. These required filings are publicly available at the SEC.
Therefore,  portfolio  holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

     A description  of the Fund's  policies and  procedures  with respect to the disclosure  of the  Fund's  portfolio  securities  is  available  in the  Fund's
Statement of Additional Information.

How the Fund Is Managed

     THE MANAGER.  The Manager  chooses the Fund's  investments  and handles its day-to-day business. The Manager carries out its duties, subject to the policies established  by the Fund's  Board of  Directors,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible  to pay to conduct its business.  The Manager has been an investment adviser since 1960. The Manager and its subsidiaries  and controlled  affiliates managed more than $250 billion in assets as of June 30,  2007,  including  other
Oppenheimer funds with more than 6 million shareholder accounts.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
New York 10281-1008. Advisory Fees. Under the investment advisory agreement, the
Fund pays the Manager an advisory fee, calculated on the daily net assets of the
Fund, at an annual rate that  declines on  additional  assets as the Fund grows.
Effective  August  1, 2007 the  advisory  fee rate is:  0.70% of the first  $400 million  of  average  annual  net  assets  of the  Fund,  0.68% of the next $400 million,  0.65% of the next $400 million,  0.60% of the next $400 million, 0.55%
of the next $400 million, and 0.50% of average annual net assets in excess of $2 billion. The Fund's advisory fee for the period ended October 31, 2006, based on the Fund's former advisory fee schedule, was 0.84% of average annual net assets.
A discussion  regarding  the basis for the Board of  Directors'  approval of the
Fund's  investment  advisory  contract is  available  in the Fund's  Semi-Annual
Report for the six-month  period ended April 30, 2007.  Portfolio  Manager.  The
Fund's  portfolio is managed by Michael Levine who is primarily  responsible for the  day-to-day  management  of the Fund's  investments.  Mr.  Levine has been a portfolio  manager  and a Vice  President  of the Fund since July 16, 2007 and a portfolio  manager and Vice  President of the Manager  since June 1998.  He is a portfolio  manager  and  officer of another  portfolio  in the  OppenheimerFunds complex. The Statement of Additional Information provides additional information about the portfolio  manager's  compensation,  other accounts he manages and his ownership of Fund shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund's shares.

     Buying Shares  Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
Your dealer will place your order with the Distributor on your behalf.  A broker or dealer may charge a processing fee for that service. Your account information will be shared  with the  dealer you  designate  as the dealer or record for the account.

     Buying Shares Through the  Distributor.  Complete an  OppenheimerFunds  new
account  application  and return it with a check  payable  to  "OppenheimerFunds
Distributor,  Inc." Mail it to P.O. Box 5270, Denver,  Colorado 80217. If you do
not list a dealer on the  application,  Class A shares  are your  only  purchase option.  The  Distributor  will act as your  agent  in  buying  Class A  shares.
However,  we recommend that you discuss your investment with a financial adviser before  you make a  purchase  to be sure that the Fund is  appropriate  for you.
Class B,  Class C or  Class N  shares  may not be  purchased  by a new  investor
directly  from  the  Distributor   without  the  investor   designating  another
registered   broker-dealer.   If  a  current  investor  no  longer  has  another
broker-dealer of record for an existing Class B, Class C or Class N account, the
Distributor is  automatically  designated as the  broker-dealer  of record,  but solely for the purpose of acting as the investor's agent to purchase the shares.

     o Paying by Federal Funds Wire.  Shares  purchased  through the Distributor may be paid for by Federal  Funds  wire.  The minimum  wire  purchase is $2,500.
Before sending a wire, call the Distributor's  Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
can pay for shares by electronic funds transfers from your bank account.  Shares are  purchased  for your  account by a transfer of money from your bank  account through the  Automated  Clearing  House  (ACH)  system.  You can  provide  share purchase  instructions  automatically,  under an Asset Builder  Plan,  described below,  or by telephone  instructions  using  OppenheimerFunds  PhoneLink,  also described below. Please refer to "AccountLink," below for more details.

     o Buying Shares Through Asset Builder Plans. You may purchase shares of the
Fund  automatically  from your account at a bank or other financial  institution under an Asset Builder Plan with  AccountLink.  Details are in the Asset Builder application and the Statement of Additional Information.

     WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

     o If you establish  one of the many types of retirement  plan accounts that
OppenheimerFunds  offers,  more fully  described  below under "Special  Investor
Services," you can start your account with as little as $500.

     o By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information),  or government allotment plan, you can make an  initial  investment  for as  little  as $500.  The  minimum  subsequent investment is $50,  except that for any account  established  under one of these plans prior to November 1, 2002, the minimum  additional  investment will remain
$25.

     o A  minimum  initial  investment  of $250  applies  to  certain  fee based programs that have an agreement  with the  Distributor.  The minimum  subsequent investment for those programs is $50.

     o  The  minimum  investment  requirement  does  not  apply  to  reinvesting dividends  from the Fund or other  Oppenheimer  funds (a list of them appears in the Statement of Additional Information,  or you can ask your dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

     AT WHAT PRICE ARE SHARES  SOLD?  Shares  are sold at their  offering  price which is the net asset  value per  share  plus any  initial  sales  charge  that applies.  The offering  price that  applies to a purchase  order is based on the next  calculation  of the net  asset  value  per  share  that is made  after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor  receives the order.  Your financial  adviser can provide you with more  information  regarding  the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

     Net Asset Value.  The Fund  calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"),  on each day the NYSE is open for  trading  (referred  to in this  prospectus  as a  "regular business  day").  The NYSE normally  closes at 4:00 p.m.,  Eastern time, but may close earlier on some days.  All  references to time in this  prospectus  are to
"Eastern time."

     The net asset value per share for a class of shares on a "regular  business day" is determined  by dividing the value of the Fund's net assets  attributable to that class by the number of shares of that class  outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally  traded,  that security may be valued by another method that the Board of Directors believes  accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays,  the values of some of the
Fund's  foreign  investments  may  change on days when  investors  cannot buy or redeem Fund shares.

     The Board has adopted  valuation  procedures for the Fund and has delegated the day-to-day  responsibility  for fair value  determinations  to the Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a foreign  securities  market  closes early because of a natural  disaster).  The Fund uses fair value pricing procedures to reflect what the Manager and the Board  believes  to be more  accurate  values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.  In addition,  the discussion of "time-zone  arbitrage"  describes  effects that the Fund's fair value pricing policy is intended to counteract.

     If, after the close of the principal market on which a security held by the
Fund is traded and  before the time as of which the Fund's net asset  values are calculated  that day, an event occurs that the Manager learns of and believes in the exercise of its judgment  will cause a material  change in the value of that security from the closing price of the security on the principal market on which it is traded,  the Manager will use its best  judgment to determine a fair value for that security.

     The Manager  believes  that  foreign  securities  values may be affected by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The Manager's fair valuation  procedures  therefore include a procedure  whereby foreign  securities  prices may be "fair valued" to take those factors into account.

     The Offering Price. To receive the offering price for a particular day, the
Distributor or its designated  agent must receive your order,  in proper form as described  in this  prospectus,  by the time the NYSE  closes  that day. If your order is received  on a day when the NYSE is closed or after it has closed,  the order will receive the next offering  price that is determined  after your order is received.

     Buying Through a Dealer.  If you buy shares  through an authorized  dealer, your dealer  must  receive the order by the close of the NYSE for you to receive that day's offering  price.  If your order is received on a day when the NYSE is closed or after it is closed,  the order will  receive the next  offering  price that is determined.

     WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors four
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

     Class A Shares. If you buy Class A shares,  you pay an initial sales charge
(on  investments  up to $1 million  for regular  accounts or lesser  amounts for certain  retirement  plans). The amount of that sales charge will vary depending on the amount you invest.  The sales charge rates are listed in "How Can You Buy
Class A Shares?" below.

     Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell  your  shares  within 6 years of  buying  them,  you  will  normally  pay a contingent  deferred sales charge.  That contingent deferred sales charge varies depending  on how long you own your  shares,  as  described  in "How Can You Buy
Class B Shares?" below.

     Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your  shares  within 12 months of  buying  them,  you will  normally  pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
C Shares?" below.

     Class N Shares.  If you buy Class N shares  (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the  retirement  plan's  first  purchase  of  Class N  shares,  you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
N Shares?" below.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an  appropriate  investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial  adviser.  Some factors to consider are how much you plan to invest  and how  long  you  plan to hold  your  investment.  If your  goals  and objectives  change over time and you plan to  purchase  additional  shares,  you should  re-evaluate those factors to see if you should consider another class of shares.  The  Fund's  operating  costs  that  apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial adviser before making that choice.

     How Long Do You  Expect to Hold Your  Investment?  While  future  financial needs cannot be predicted  with  certainty,  knowing how long you expect to hold your investment  will assist you in selecting the  appropriate  class of shares.
Because of the effect of class-based  expenses,  your choice will also depend on how much you plan to invest.  For example,  the reduced sales charges  available for larger  purchases  of Class A shares  may,  over time,  offset the effect of paying an initial sales charge on your  investment,  compared to the effect over time of higher  class-based  expenses  on shares of Class B, Class C or Class N.
For  retirement  plans that qualify to purchase  Class N shares,  Class N shares will generally be more advantageous than Class B and Class C shares.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge  available  for larger purchases of Class A shares.

     If you invest $1 million or more,  in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. The
Distributor  normally will not accept  purchase  orders of more than $100,000 of
Class B shares or $1 million or more of Class C shares  from a single  investor.
Dealers or other financial intermediaries  purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

     o Investing for the Longer Term.  If you are  investing  less than $100,000 for the  longer-term,  for  example  for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

     Are There  Differences in Account Features That Matter to You? Some account features  may not be  available  to Class B,  Class C and Class N  shareholders.
Other  features  may not be advisable  (because of the effect of the  contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully  review how you plan to use your investment  account before deciding which class of shares to buy.

     Additionally,  the  dividends  payable  to  Class  B,  Class C and  Class N shareholders  will be reduced by the additional  expenses borne by those classes that are not borne by Class A shares,  such as the Class B,  Class C and Class N asset-based  sales charge  described  below and in the  Statement of  Additional
Information.

     How Do Share Classes Affect  Payments to Your Broker?  A financial  adviser may  receive  different  compensation  for  selling one class of shares than for selling  another  class.  It is important to remember  that Class B, Class C and
Class N contingent deferred sales charges and asset-based sales charges have the same  purpose  as the  front-end  sales  charge on sales of Class A  shares:  to compensate the  Distributor  for concessions and expenses it pays to dealers and financial  institutions  for selling shares.  The Distributor may pay additional
compensation  from  its  own  resources  to  securities   dealers  or  financial
institutions  based  upon the value of shares of the Fund held by the  dealer or financial institution for its own account or for its customers.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price, which is normally net asset value plus an initial sales charge.  However, in some cases,  described  below,  purchases are not subject to an initial sales charge,  and the  offering  price will be the net asset  value.  In other cases, reduced sales charges may be available,  as described  below or in the Statement of Additional  Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

-------------------------------------------------------------------------------
Amount of Purchase                   Front-End     Front-End    Concession As
                                                     Sales
                                       Sales      Charge As a
                                    Charge As a  Percentage of
                                   Percentage of      Net             a
                                     Offering        Amount     Percentage of
                                       Price        Invested    Offering Price
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Less than $25,000                      5.75%         6.10%          4.75%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$25,000 or more but less than          5.50%         5.82%          4.75%
$50,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$50,000 or more but less than          4.75%         4.99%          4.00%
$100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$100,000 or more but less than         3.75%         3.90%          3.00%
$250,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$250,000 or more but less than         2.50%         2.56%          2.00%
$500,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$500,000 or more but less than $1      2.00%         2.04%          1.60%
million
-------------------------------------------------------------------------------

     Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement
of Additional Information details the conditions for the waiver of sales charges that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing shares or the  Transfer  Agent when  redeeming  shares that a special  condition applies.

     CAN YOU REDUCE CLASS A SALES  CHARGES?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's  "Right of  Accumulation"  or a "Letter of Intent."
The Fund reserves the right to modify or to cease offering these programs at any time.

     o Right of  Accumulation.  To qualify for the reduced  Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the  table  above),  you can add the  value of any  Class A,  Class B or Class C shares of the Fund or other  Oppenheimer funds that you or your spouse currently own, or are currently  purchasing,  to the value of your Class A share purchase.
Your Class A shares of Oppenheimer  Money Market Fund, Inc. or Oppenheimer  Cash
Reserves on which you have not paid a sales  charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts  (including  IRAs and  403(b)  plans),  your joint  accounts  with your spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.  A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer). If you are buying shares directly from the Fund, you must inform the Distributor of your  eligibility and holdings at the time of your purchase in order to qualify for the Right of  Accumulation.
If you are buying shares  through your  financial  intermediary  you must notify your  intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count  shares of  eligible  Oppenheimer  funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the  Distributor  or  your  current  intermediary  with  a copy  of all  account statements  showing  your  current  holdings  of  the  Fund  or  other  eligible
Oppenheimer funds, including statements for accounts held by you and your spouse or in  retirement  plans or trust or custodial  accounts  for minor  children as described  above.  The Distributor or intermediary  through which you are buying shares will calculate the value of your eligible  Oppenheimer fund shares, based on the current  offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

     o Letters of Intent. You may also qualify for reduced Class A sales charges by  submitting  a Letter of Intent to the  Distributor.  A Letter of Intent is a
written  statement of your  intention to purchase a specified  value of Class A,
Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period.  The total  amount of your  intended  purchases  of Class A, Class B and
Class C shares will  determine  the reduced sales charge rate that will apply to your Class A share  purchases of the Fund during that period.  Purchases made up to 90 days  before the date that you submit a Letter of Intent  will be included in  that  determination.  Your  Class  N  shares,  and any  Class  A  shares  of
Oppenheimer  Money Market Fund,  Inc. or Oppenheimer  Cash Reserves on which you have not paid a sales charge, will not be counted for this purpose. Submitting a
Letter of Intent does not  obligate  you to  purchase  the  specified  amount of shares.  You may  also be able to  apply  the  Right  of  Accumulation  to these purchases.

     If you do not complete the Letter of Intent, the front-end sales charge you paid on your  purchases  will be  recalculated  to reflect  the actual  value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares -
Letters of Intent" in the Fund's  Statement of Additional  Information  for more complete information.

     Other  Special  Sales Charge  Arrangements  and  Waivers.  The Fund and the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without prior notice.

     o Dividend  Reinvestment.  Dividends  and/or  capital  gains  distributions received by a shareholder  from the Fund may be reinvested in shares of the Fund or any of the  other  Oppenheimer  funds  into  which  shares of the Fund may be exchanged  without a sales charge, at the net asset value per share in effect on the payable  date.  You must notify the Transfer  Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.

     o Exchanges of Shares.  Shares of the Fund may be  exchanged  for shares of certain  other  Oppenheimer  funds at net  asset  value per share at the time of exchange,  without  sales  charge,  and shares of the Fund can be  purchased  by exchange of shares of certain other Oppenheimer funds on the same basis.  Please refer to "How to Exchange  Shares" in this  prospectus  and in the  Statement of
Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.

     o  Reinvestment  Privilege.  Within six months of a  redemption  of certain
Class A and Class B shares,  the proceeds may be reinvested in Class A shares of the Fund,  or any of the other  Oppenheimer  funds into which shares of the Fund may be exchanged,  without a sales charge. This privilege applies to redemptions of Class A shares  that were  subject to an initial  sales  charge or Class A or
Class B shares that were  subject to a  contingent  deferred  sales  charge when redeemed.  The  investor  must ask the  Transfer  Agent or his or her  financial intermediary  for that privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

     o Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  categories of investors  (primarily  retirement plans that purchase shares in special  programs  through the  Distributor).  These are  described in greater  detail in Appendix B to the  Statement of Additional  Information.  The
Fund's   Statement  of  Additional   Information   may  be  ordered  by  calling
1.800.225.5677  or may be accessed  through  the  OppenheimerFunds  website,  at
www.oppenheimerfunds.com  (under the heading "I Want To,"  follow the  hyperlink
"Access  Fund  Documents"  and click on the icon in the column "SAI" next to the
Fund's  name).   A  description  of  these  waivers  and  special  sales  charge arrangements  is also  available  for  viewing on the  OppenheimerFunds  website
(under the heading  "Fund  Information,"  click on the  hyperlink  "Sales Charge
Waivers").  To  receive  a waiver or  special  sales  charge  rate  under  these programs,  the  purchaser  must  notify  the  Distributor  (or  other  financial intermediary  through which shares are being purchased) at the time of purchase, or must notify the Transfer  Agent at the time of  redeeming  shares for waivers that apply to contingent deferred sales charges.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on Class A share  purchases  totaling  $1  million or more of one or more of the
Oppenheimer  funds.  However,  those  Class A shares  may be  subject  to a 1.0%
contingent  deferred  sales  charge  if they are  redeemed  within  an  18-month
"holding  period"  measured  from the  beginning of the calendar  month of their purchase (except for shares in certain retirement plans,  described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed  shares or the aggregate net asset value of the redeemed  shares at the time of redemption.

     The  Class A  contingent  deferred  sales  charge  does not apply to shares purchased by the  reinvestment  of dividends or capital gain  distributions  and will not exceed the aggregate  amount of the concessions the Distributor pays on all of your  purchases of Class A shares,  of all  Oppenheimer  funds,  that are subject to the contingent deferred sales charge.

     The Distributor  pays  concessions  from its own resources equal to 1.0% of
Class A  purchases  of $1  million  or more  (other  than  purchases  by certain retirement  plans).  The  concession  will not be paid on  shares  purchased  by exchange or shares that were previously  subject to a front-end sales charge and dealer concession.

     o Class A Purchases by Certain  Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement  plans that have
$1 million or more in plan assets.  There is also no contingent  deferred  sales charge on any group retirement plan shares purchased after March 1, 2007.

     Until  March  1,  2007,  the  Distributor  paid a  concession  from its own resources on purchases by certain group  retirement  plans that were established prior to March 1, 2001 ("grandfathered  retirement plans").  Shares purchased in grandfathered  retirement  plans  prior to March 1,  2007  will  continue  to be subject to the contingent  deferred sales charge if they are redeemed  within 18 months after purchase.  Beginning March 1, 2007, the distributor  will not pay a concession on new share purchases by retirement plans (except plans that have $5 million or more in plan assets) and no new group  retirement plan purchases will be subject to the  contingent  deferred  sales  charge,  including  purchases in grandfathered retirement plans. For shares purchased prior to March 1, 2007, the concession  for  grandfathered  retirement  plans was  0.75% of the  first  $2.5 million  of  purchases  plus  0.25% of  purchases  in  excess  of $2.5  million.
Effective March 1, 2007, the concession for grandfathered retirement accounts is
0.25%.

     HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share  without  an  initial  sales  charge.  However,  if Class B shares are redeemed  within six years from the  beginning  of the  calendar  month of their purchase,  a  contingent  deferred  sales  charge  will  be  deducted  from  the redemption  proceeds.  The Class B contingent  deferred  sales charge is paid to compensate the  Distributor  for its expenses of providing  distribution-related services to the Fund in connection with the sale of Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in   Contingent Deferred Sales Charge on
Which Purchase Order was Accepted   Redemptions in That Year (As % of Amount
                                    Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                               5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                               4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                               3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                               3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                               2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                               1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                         None
-------------------------------------------------------------------------------

     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all  purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert to Class A shares 72 months after you  purchase  them.  This  conversion feature  relieves  Class B  shareholders  of the  asset-based  sales charge that applies  to Class B shares  under the Class B  Distribution  and  Service  Plan, described  below. The conversion is based on the relative net asset value of the two  classes,  and no sales load or other  charge is  imposed.  When any Class B shares that you hold  convert,  any other  Class B shares that were  acquired by reinvesting  dividends  and  distributions  on the  converted  shares  will also convert to Class A shares. For further information on the conversion feature and its tax  implications,  see "Class B Conversion"  in the Statement of Additional
Information.

     HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share  without  an  initial  sales  charge.  However,  if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their  purchase,  a  contingent  deferred  sales charge of 1.0% will be deducted from the  redemption  proceeds.  The Class C contingent  deferred sales charge is paid to  compensate  the  Distributor  for its  expenses of  providing distribution-related services to the Fund in connection with the sale of Class C shares.

     HOW CAN YOU BUY  CLASS N SHARES?  Class N shares  are  offered  for sale to retirement  plans  (including  IRAs and 403(b) plans) that purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or to group retirement plans (which do not include IRAs and 403(b)  plans) that have assets of $500,000 or more or 100 or more  eligible  participants.  See  "Availability  of  Class N shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

     o The  group  retirement  plan  is  terminated  or  Class N  shares  of all
Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed  within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or

     o With respect to an IRA or 403(b) plan, Class N shares are redeemed within
18 months of the  plan's  first  purchase  of Class N shares of any  Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

     Distribution  and Service  Plan for Class A Shares.  The Fund has adopted a
Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts.  The Fund makes these payments quarterly,  based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor  currently uses
all  of  those  fees  to  pay  dealers,   brokers,  banks  and  other  financial
institutions for providing personal service and maintenance of accounts of their customers that hold Class A shares.

     Prior to March 1, 2007, the  Distributor  paid the first year's service fee in  advance  for  shares  purchased  in  grandfathered  retirement  plans and it retained the service fee from the Fund with  respect to those shares  during the first year after their  purchase.  After the shares were held by a grandfathered retirement plan for a year, the Distributor  paid the ongoing service fee to the dealer of record on a periodic  basis.  For shares  purchased  in  grandfathered plans on or after March 1, 2007,  the  Distributor  does not make any payment in advance and does not retain the service fee for the first year.

     Distribution and Service Plans for Class B, Class C and Class N Shares. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to pay the Distributor  for its services and costs in distributing  Class
B, Class C and Class N shares and servicing accounts.  Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% on Class B and
Class C shares  and 0.25% on Class N shares.  The  Distributor  also  receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses  by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because  these  fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor  normally  pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the  purchase  price.  The  Distributor  normally  retains  the Class B asset-based  sales  charge.  See the  Statement of  Additional  Information  for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class C shares  is  therefore
1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.  The  Distributor  normally  retains the  asset-based  sales charge on Class C shares  during the first year  after the  purchase  of Class C shares. See the Statement of Additional Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class N shares  is  therefore
1.0% of the purchase  price.  The Distributor  normally  retains the asset-based sales charge on Class N shares. See the Statement of Additional  Information for exceptions.

     For  certain  group  retirement  plans  held  in  omnibus   accounts,   the
Distributor may pay the full Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales  concession and the advance of the first year's  service fee at the time of purchase.  New group  omnibus plans may not purchase Class B shares.

     For Class C shares purchased  through the  OppenheimerFunds  Record(k)eeper
Pro program,  the Distributor  will pay the Class C asset-based  sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase. The Distributor will use the service fee it receives  from the Fund on those shares to reimburse
FASCORE,  LLC for providing  personal  services to the Class C accounts  holding those shares.

     OTHER  PAYMENTS TO  FINANCIAL  INTERMEDIARIES  AND SERVICE  PROVIDERS.  The
Manager and the Distributor,  in their discretion, also may pay dealers or other
financial   intermediaries   and  service  providers  for  distribution   and/or
shareholder servicing  activities.  These payments are made out of the Manager's and/or the Distributor's own resources,  including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial,  are paid to many firms having business  relationships  with the Manager and Distributor.  These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial  intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or Distributor  from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

     "Financial  intermediaries"  are firms that  offer and sell Fund  shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation  for doing so. Your  securities  dealer or financial  adviser,  for example,  is a financial  intermediary,  and there are other types of  financial intermediaries  that receive  payments  relating to the sale or servicing of the
Fund's shares.  In addition to dealers,  the financial  intermediaries  that may receive payments include sponsors of fund "supermarkets,"  sponsors of fee-based advisory  or wrap fee  programs,  sponsors  of college  and  retirement  savings programs, banks and trust companies offering products that hold Fund shares, and insurance  companies  that offer  variable  annuity or variable  life  insurance products.

     In general,  these payments to financial  intermediaries can be categorized
as    "distribution-related"    or    "servicing"    payments.    Payments   for
distribution-related  expenses,  such as marketing or promotional expenses,  are often referred to as "revenue  sharing." Revenue sharing payments may be made on the basis of the sales of shares  attributable  to that dealer,  the average net assets of the Fund and other Oppenheimer  funds  attributable to the accounts of that dealer and its  clients,  negotiated  lump sum  payments  for  distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial  intermediary  or its representatives  to recommend  or offer shares of the Fund or other  Oppenheimer funds  to its  customers.  These  payments  also  may  give an  intermediary  an incentive to  cooperate  with the  Distributor's  marketing  efforts.  A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's  sales force, in some cases on a  preferential  basis  over  funds  of  competitors.  Additionally,  as firm
support,   the  Manager  or  Distributor  may  reimburse   expenses  related  to
educational  seminars and "due  diligence"  or training  meetings (to the extent permitted  by  applicable  laws or the rules of the NASD)  designed  to increase sales  representatives'  awareness about Oppenheimer funds, including travel and lodging  expenditures.  However,  the  Manager  does not  consider  a  financial intermediary's  sale of  shares  of the Fund or  other  Oppenheimer  funds  when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various  factors  are used to  determine  whether to make  revenue  sharing payments.  Possible  considerations  include,  without limitation,  the types of services  provided by the  intermediary,  sales of Fund shares,  the  redemption rates on  accounts of clients of the  intermediary  or overall  asset  levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the  intermediary to allow the  Distributor to provide  educational and training support for the  intermediary's  sales  personnel  relating  to the  Oppenheimer funds, the  availability of the Oppenheimer  funds on the  intermediary's  sales system,  as  well  as the  overall  quality  of  the  services  provided  by the
intermediary   and  the   Manager  or   Distributor's   relationship   with  the
intermediary.  The Manager and Distributor have adopted guidelines for assessing and implementing  each prospective  revenue sharing  arrangement.  To the extent that financial intermediaries receiving  distribution-related  payments from the
Manager or Distributor sell more shares of the Oppenheimer  funds or retain more shares  of the funds in their  client  accounts,  the  Manager  and  Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager,  the  Distributor or the Transfer
Agent  to  financial   intermediaries   to  compensate  or  reimburse  them  for
administrative  or other client services  provided such as  sub-transfer  agency services for shareholders or retirement plan participants, omnibus accounting or
sub-accounting,   participation  in  networking  arrangements,  account  set-up, recordkeeping  and other  shareholder  services.  Payments  may also be made for administrative  services  related to the distribution of Fund shares through the intermediary.  Firms that may receive  servicing  fees include  retirement  plan administrators,  qualified tuition program sponsors,  banks and trust companies, and others.  These fees may be used by the service  provider to offset or reduce fees that would otherwise be paid directly to them by certain  account  holders, such as retirement plans.

     The Statement of Additional  Information  contains more  information  about revenue  sharing and service  payments  made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this  prospectus.  You  should ask your  dealer or  financial  intermediary  for details about any such payments it receives from the Manager or the  Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

     ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S.  bank or other  financial  institution.  It must be an
Automated  Clearing House (ACH) member.  AccountLink  lets you: o transmit funds electronically to purchase shares by telephone (through a service representative or by  PhoneLink) or  automatically  under Asset  Builder  Plans,  or o have the
Transfer Agent send redemption  proceeds or transmit dividends and distributions directly  to your  bank  account.  Please  call  the  Transfer  Agent  for  more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any
change   you   make  to  the   bank   account   information   must  be  made  by
signature-guaranteed   instructions   to  the  Transfer   Agent  signed  by  all
shareholders who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system
that  enables   shareholders  to  perform  a  number  of  account   transactions
automatically   using   a   touch-tone   phone.   PhoneLink   may  be   used  on
already-established  Fund  accounts  after you obtain a Personal  Identification
Number  (PIN),  by calling  the  PhoneLink  number,  1.800.225.5677.  Purchasing
Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling
1.800.225.5677.  You must have established  AccountLink  privileges to link your bank account with the Fund to pay for these purchases.  Exchanging Shares.  With the  OppenheimerFunds  Exchange  Privilege,  described  below,  you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already  established by calling the special  PhoneLink  number.
Selling Shares. You can redeem shares by telephone  automatically by calling the
PhoneLink  number  and  the  Fund  will  send  the  proceeds  directly  to  your
AccountLink  bank  account.  Please  refer to "How to Sell  Shares,"  below  for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call  1.800.225.5677  for  information  about which  transactions  may be handled this way.  Transaction requests submitted by fax are subject to the same rules and  restrictions  as written and  telephone  requests  described  in this prospectus.

     OPPENHEIMERFUNDS  INTERNET  WEBSITE.  You can obtain  information about the
Fund, as well as your account balance, on the OppenheimerFunds Internet website, at  www.oppenheimerfunds.com.  Additionally,  shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website.  To perform  account  transactions or obtain  account  information  online,  you must  first  obtain a user  I.D.  and password  on  that  website.  If  you do  not  want  to  have  Internet  account transaction  capability  for your  account,  please call the  Transfer  Agent at
1.800.225.5677.  At times,  the website may be  inaccessible  or its transaction features may be unavailable.

     AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that
enable  you  to  sell  shares   automatically   or  exchange   them  to  another
OppenheimerFunds  account on a regular basis.  Please call the Transfer Agent or consult the Statement of Additional Information for details.

     RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account.  If you  participate  in a plan  sponsored by your  employer,  the plan trustee  or  administrator  must buy the  shares  for  your  plan  account.  The
Distributor also offers a number of different  retirement plans that individuals and employers can use:  Individual  Retirement  Accounts  (IRAs).  These include regular IRAs,  Roth IRAs,  SIMPLE IRAs and rollover  IRAs.  SEP-IRAs.  These are
Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.  403(b)(7)  Custodial  Plans.  These  are  tax-deferred  plans  for employees of eligible tax-exempt organizations,  such as schools,  hospitals and charitable  organizations.  401(k) Plans. These are special retirement plans for businesses.  Pension and  Profit-Sharing  Plans.  These plans are  designed  for businesses  and  self-employed  individuals.  Please  call the  Distributor  for
OppenheimerFunds  retirement  plan  documents,  which include  applications  and important plan information.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is received by the Distributor or your authorized financial  intermediary, in proper form (which  means that it must comply with the  procedures  described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter,  by wire,  or by  telephone.  You can also set up Automatic
Withdrawal  Plans to redeem  shares on a regular  basis.  If you have  questions about any of these  procedures,  and especially if you are redeeming shares in a special  situation,  such as due to the death of the owner or from a  retirement plan  account,  please call the Transfer  Agent first,  at  1.800.225.5677,  for assistance.

     Certain Requests Require a Signature Guarantee. To protect you and the Fund from  fraud,  the  following  redemption  requests  must be in writing  and must include a signature  guarantee (although there may be other situations that also require a signature guarantee):

     o You wish to redeem more than $100,000 and receive a check.

     o The  redemption  check is not payable to all  shareholders  listed on the account statement.

     o The redemption check is not sent to the address of record on your account statement.

     o Shares are being  transferred to a Fund account with a different owner or name.

     o Shares are being redeemed by someone (such as an Executor) other than the owners.

     Where Can You Have Your  Signature  Guaranteed?  The  Transfer  Agent  will accept a guarantee  of your  signature  by a number of  financial  institutions, including:

     o a U.S. bank, trust company, credit union or savings association,

     o a foreign bank that has a U.S. correspondent bank,

     o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

     o a U.S. national securities exchange, a registered securities  association or a clearing agency. If you are signing on behalf of a corporation, partnership or other  business or as a  fiduciary,  you must also  include your title in the signature.

     Retirement Plan Accounts. There are special procedures to sell shares in an
OppenheimerFunds  retirement  plan  account.  Call  the  Transfer  Agent  for  a distribution request form. Special income tax withholding  requirements apply to distributions  from retirement  plans.  You must submit a withholding  form with your  redemption  request to avoid delay in getting your money and if you do not want tax withheld.  If your employer holds your  retirement plan account for you in the name of the  plan,  you must ask the plan  trustee  or  administrator  to request the sale of the Fund shares in your plan account.

     Receiving  Redemption  Proceeds by Wire. While the Fund normally sends your money by check,  you can arrange to have the proceeds of shares you sell sent by
Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each  request.  To find out how to set up this  feature on your  account or to arrange a wire,  call the
Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

     HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone.  To receive the redemption  price calculated on a particular  regular  business day, your call must be received by the  Transfer  Agent by the close of the NYSE that day,  which is normally  4:00
p.m.  Eastern time,  but may be earlier on some days.  You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a  share  certificate  by  telephone.  o To  redeem  shares  through  a  service representative  or automatically on PhoneLink,  call  1.800.225.5677.  Whichever method  you  use,  you may  have a  check  sent to the  address  on the  account statement,  or, if you have  linked  your Fund  account to your bank  account on
AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts  Redeemed by Telephone?
Telephone  Redemptions  Paid by Check.  Up to  $100,000  may be redeemed by telephone in any  seven-day  period.  The check must be payable to all owners of record of the shares and must be sent to the address on the  account  statement.
This  service is not  available  within 30 days of  changing  the  address on an account.

     Telephone  Redemptions  Through AccountLink or by Wire. There are no dollar limits on telephone  redemption  proceeds sent to a bank account designated when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the  redemption.  You do not receive  dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     If you have requested  Federal Funds wire privileges for your account,  the wire of the  redemption  proceeds will normally be  transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds.  No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

     CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?  The  Distributor  has  made arrangements  to  repurchase  Fund shares from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may  charge a  processing  fee for that service.  If your  shares are held in the name of your  dealer,  you must redeem them through your dealer.

     HOW CONTINGENT DEFERRED SALES CHARGES AFFECT  REDEMPTIONS.  If you purchase shares  subject to a Class A, Class B,  Class C or Class N  contingent  deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares,  the contingent  deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge  based  on the  categories  listed  in  Appendix  B to the  Statement  of
Additional  Information  and you advise  the  Transfer  Agent or your  financial intermediary  of your  eligibility for the waiver when you place your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

     o the amount of your account value  represented by an increase in net asset value over the initial purchase price,

     o shares  purchased  by the  reinvestment  of  dividends  or capital  gains distributions, or

     o shares redeemed in the special  circumstances  described in Appendix B to the Statement of Additional Information.

     To  determine  whether a  contingent  deferred  sales  charge  applies to a redemption, the\ Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

     If you want to change all or part of your  investment  from one Oppenheimer fund to another,  you can  exchange  your shares for shares of the same class of another  Oppenheimer fund that offers the exchange privilege.  For example,  you can exchange Class A shares of the Fund only for Class A shares of another fund.
To exchange shares, you must meet several conditions:

     o Shares of the fund  selected for exchange  must be available  for sale in your state of residence.

     o The selected fund must offer the exchange privilege.

     o When you  establish  an account,  you must hold the shares you buy for at least seven days before you can  exchange  them.  After your account is open for seven days, you can exchange shares on any regular  business day, subject to the limitations described below.

     o You must meet the minimum purchase requirements for the selected fund.

     o  Generally,  exchanges  may be made only between  identically  registered accounts,  unless all account owners send written exchange  instructions  with a signature guarantee.

     o Before  exchanging into a fund, you must obtain its prospectus and should read it carefully.

     For tax purposes, an exchange of shares of the Fund is considered a sale of those  shares  and a  purchase  of the  shares  of the fund  into  which you are exchanging. An exchange may result in a capital gain or loss.

     You can find a list of the Oppenheimer  funds that are currently  available for  exchanges in the Statement of  Additional  Information  or you can obtain a list by calling a service representative at 1.800.225.5677.  The funds available for exchange can change from time to time.

     A contingent  deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for  shares of  another  Oppenheimer  fund.  However,  if you exchange  your shares during the  applicable  CDSC holding  period,  the holding period will carry over to the fund shares that you  acquire.  Similarly,  if you acquire  shares of the Fund in exchange for shares of another  Oppenheimer  fund that are subject to a CDSC holding  period,  that holding period will carry over to the acquired shares of the Fund. In either of these situations, a CDSC may be imposed if the acquired  shares are redeemed  before the end of the CDSC holding period that applied to the exchanged shares.

     There are a number of other special  conditions and limitations  that apply to certain types of exchanges.  These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional
Information.

     HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

     Written Exchange Requests.  Send a request letter,  signed by all owners of the account,  to the Transfer Agent at the address on the back cover.  Exchanges of shares for which  share  certificates  have been issued  cannot be  processed unless the Transfer Agent receives the certificates with the request letter.

     Telephone and Internet Exchange  Requests.  Telephone exchange requests may be made  either by calling a service  representative  or by using  PhoneLink  by calling  1.800.225.5677.  You  may  submit  internet  exchange  requests  on the
OppenheimerFunds  internet website, at  www.oppenheimerfunds.com.  You must have obtained  a user  I.D.  and  password  to make  transactions  on  that  website.
Telephone  and/or internet  exchanges may be made only between accounts that are
registered   with  the  same  name(s)  and  address.   Shares  for  which  share
certificates have been issued may not be exchanged by telephone or the internet.

     Automatic  Exchange Plan.  Shareholders can authorize the Transfer Agent to
exchange  a  pre-determined   amount  of  shares  automatically  on  a  monthly,
quarterly, semi-annual or annual basis.

     Please refer to "How to Exchange  Shares" in the  Statement  of  Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

     Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds  exchange privilege affords investors the ability to switch their  investments  among  Oppenheimer  funds if their  investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's  ability to manage the
Fund's   investments   efficiently,   increase   the  Fund's   transaction   and
administrative costs and/or affect the Fund's performance,  depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents,  the aggregate dollar amount and the number and frequency of trades.  If large dollar amounts are involved in exchange and/or redemption transactions,  the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative  expenses might be increased.

     Therefore,  the Manager and the Fund's Board of Directors  have adopted the following  policies  and  procedures  to  detect  and  prevent  frequent  and/or excessive exchanges,  and/or purchase and redemption  activity,  while balancing the needs of investors who seek liquidity from their  investment and the ability to exchange  shares as investment  needs change.  There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

     o Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a financial  intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request  must be received  by the close of the NYSE that day,  which is normally
4:00 p.m.  Eastern  time,  but may be earlier on some days,  in order to receive that day's net asset value on the exchanged  shares.  Exchange requests received after the close of the NYSE will  receive  the next net asset  value  calculated
after  the  request  is  received.   However,   the  Transfer  Agent  may  delay
transmitting  the proceeds  from an exchange for up to five  business days if it determines,  in its  discretion,  that an earlier  transmittal of the redemption proceeds  to the  receiving  fund would be  detrimental  to either the fund from which the  exchange  is being made or the fund into which the  exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received.  In the event that such a delay in the reinvestment of proceeds occurs, the Transfer
Agent will notify you or your financial representative.

     o Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or  terminate  trading  activity by any person,  group or account  that it believes would be  disruptive,  even if the activity has not exceeded the policy outlined in this  prospectus.  The  Transfer  Agent may review and  consider the history of frequent  trading  activity in all accounts in the Oppenheimer  funds known to be under common  ownership  or control as part of the Transfer  Agent's procedures to detect and deter excessive trading activity.

     o Exchanges  of Client  Accounts by  Financial  Advisers.  The Fund and the
Transfer Agent permit dealers and financial  intermediaries  to submit  exchange requests on behalf of their customers  (unless that authority has been revoked).
A fund or the Transfer Agent may limit or refuse exchange requests  submitted by financial intermediaries if, in the Transfer Agent's judgment,  exercised in its discretion,  the exchanges  would be disruptive to any of the funds  involved in the transaction.

     o  Redemptions  of Shares.  These  exchange  policy  limits do not apply to redemptions of shares.  Shareholders are permitted to redeem their shares on any regular business day,  subject to the terms of this prospectus.  Further details are provided under "How to Sell Shares."

     o Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
Transfer Agent may refuse any purchase or exchange order in their discretion and are not  obligated to provide  notice  before  rejecting an order.  The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive
60  days'  notice  of any  material  change  in the  exchange  privilege  unless applicable law allows otherwise.

     o Right to Terminate or Suspend Account Privileges.  The Transfer Agent may
send a written warning to direct  shareholders  that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange  privileges  for any account that the  Transfer  Agent  determines,  in carrying out these policies and in the exercise of its  discretion,  has engaged in disruptive or excessive trading activity, with or without such warning.

     o Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary  such as a  broker-dealer,  a bank, an insurance  company  separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan,  that holds your  shares in an  account  under its name  (these are sometimes  referred to as "omnibus" or "street name"  accounts),  that financial intermediary  may impose  its own  restrictions  or  limitations  to  discourage short-term or excessive trading. You should consult your financial  intermediary to find out what trading restrictions,  including limitations on exchanges,  may apply.

     While the  Fund,  the  Distributor,  the  Manager  and the  Transfer  Agent
encourage  financial  intermediaries  to  apply  the  Fund's  policies  to their customers who invest  indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading  activity  facilitated by, or in accounts
maintained   in,  the  "omnibus"  or  "street  name"  accounts  of  a  financial intermediary.  Therefore  the  Transfer  Agent  might not be able to apply  this policy to accounts  such as (a)  accounts  held in omnibus form in the name of a broker-dealer  or other financial  institution,  or (b) omnibus accounts held in the name of a  retirement  plan or 529 plan  trustee  or  administrator,  or (c)
accounts held in the name of an insurance  company for its separate  account(s), or (d) other  accounts  having  multiple  underlying  owners but registered in a manner such that the  underlying  beneficial  owners are not  identified  to the
Transfer Agent.

     However,  the Transfer Agent will attempt to monitor  overall  purchase and redemption  activity in those  accounts to seek to  identify  patterns  that may suggest  excessive  trading by the  underlying  owners.  If evidence of possible excessive  trading  activity is observed by the Transfer  Agent,  the  financial intermediary  that is the  registered  owner  will be  asked to  review  account activity,  and to confirm to the  Transfer  Agent and the Fund that  appropriate action has been taken to curtail any excessive  trading activity.  However,  the
Transfer  Agent's ability to monitor and deter excessive  short-term  trading in omnibus  or street  name  accounts  ultimately  depends  on the  capability  and cooperation of the financial intermediaries controlling those accounts.

     Additional  Policies  and  Procedures.  The Fund's  Board has  adopted  the following  additional  policies and  procedures  to detect and prevent  frequent and/or excessive exchanges and purchase and redemption activity:

     o 30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further  exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount exchanged into the account.  For example,  if a shareholder  exchanged  $1,000 from one fund into another fund in which the shareholder  already owned shares worth $10,000,  then,  following the exchange,  the full account  balance  ($11,000 in this example) would be blocked from further  exchanges  into  another fund for a period of 30 calendar  days. A
"direct  shareholder"  is one whose  account is  registered  on the Fund's books showing the name, address and tax ID number of the beneficial owner.

     o Exchanges Into Money Market Funds. A direct shareholder will be permitted to  exchange  shares of a stock or bond fund for shares of a money  market  fund that offers an  exchange  privilege  at any time,  even if the  shareholder  has exchanged shares into the stock or bond fund during the prior 30 days.  However, all of the shares  held in that  money  market  fund would then be blocked  from further exchanges into another fund for 30 calendar days.

     o Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions  from  one  fund  to  purchase  shares  of  another  fund  and the conversion  of  Class B  shares  into  Class A  shares  will  not be  considered exchanges for purposes of imposing the 30-day limit.

     o Asset Allocation.  Third-party asset allocation and rebalancing  programs will be subject to the 30-day limit described above. Asset allocation firms that want to  exchange  shares held in  accounts  on behalf of their  customers  must identify  themselves to the Transfer  Agent and execute an  acknowledgement  and agreement to abide by these policies with respect to their customers'  accounts.
"On-demand"  exchanges outside the parameters of portfolio  rebalancing programs will be subject to the  30-day  limit.  However,  investment  programs  by other
Oppenheimer   "funds-of-funds"   that  entail   rebalancing  of  investments  in
underlying Oppenheimer funds will not be subject to these limits.

     o Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer
Agent will not be subject to the 30-day block as a result of those  automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

     A $12 annual "Minimum  Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically  deducted from each applicable
Fund account annually in September.  See the Statement of Additional Information
to learn how you can avoid this fee and for  circumstances  under which this fee will not be assessed.

     The  offering  of shares  may be  suspended  during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of  Directors  at any time the Board  believes  it is in the Fund's best interest to do so.

     Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated by the Fund at any time. The Fund will provide you notice  whenever it is  required to do so by  applicable  law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner.  Telephone  privileges apply to each owner of the account  and the  dealer  representative  of record for the  account  unless the
Transfer Agent receives cancellation instructions from an owner of the account.

     The  Transfer  Agent  will  record  any  telephone  calls  to  verify  data concerning  transactions  and has  adopted  other  procedures  to  confirm  that telephone  instructions  are  genuine,  by  requiring  callers  to  provide  tax identification  numbers  and  other  account  data  or by  using  PINs,  and  by confirming such  transactions  in writing.  The Transfer Agent and the Fund will not be liable for  losses or  expenses  arising  out of  telephone  instructions reasonably believed to be genuine.

     Redemption  or transfer  requests  will not be honored  until the  Transfer
Agent  receives all required  documents in proper form.  From time to time,  the
Transfer  Agent in its  discretion  may waive  certain of the  requirements  for redemptions stated in this prospectus.

     Dealers   that  perform   account   transactions   for  their   clients  by
participating in NETWORKING through the National Securities Clearing Corporation are  responsible  for  obtaining  their  clients'  permission  to perform  those transactions,  and are responsible to their clients who are  shareholders of the
Fund if the dealer performs any transaction erroneously or improperly.

     The redemption price for shares will vary from day to day because the value of the securities in the Fund's  portfolio  fluctuates.  The  redemption  price, which is the net asset value per share,  will normally  differ for each class of shares.  The  redemption  value of your  shares  may be more or less than  their original cost.

     Payment for redeemed shares  ordinarily is made in cash. It is forwarded by check,  or  through  AccountLink  or by Federal  Funds  wire (as  elected by the shareholder)  within seven days after the  Transfer  Agent  receives  redemption instructions in proper form. However, under unusual circumstances  determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts  registered  in the name of a  broker-dealer,  payment will normally be forwarded within three business days after redemption.

     The Transfer Agent may delay  processing any type of redemption  payment as described  under "How to Sell Shares" for recently  purchased  shares,  but only until the  purchase  payment has  cleared.  That delay may be as much as 10 days from the date the  shares  were  purchased.  That  delay may be  avoided  if you purchase shares by Federal Funds wire or certified check.

     Involuntary  redemptions  of small  accounts may be made by the Fund if the account  value has fallen  below $500 for  reasons  other than the fact that the market value of shares has dropped. In some cases,  involuntary  redemptions may be made to repay the  Distributor  for  losses  from the  cancellation  of share purchase orders.

     Shares may be "redeemed  in kind" under  unusual  circumstances  (such as a lack of liquidity in the Fund's portfolio to meet redemptions).  This means that the  redemption  proceeds  will be paid with liquid  securities  from the Fund's portfolio.  If the Fund  redeems your shares in kind,  you may bear  transaction costs  and will  bear  market  risks  until  such  time as such  securities  are converted into cash.

     Federal  regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number,  Employer  Identification Number or
other  government  issued  identification  when you open an account.  Additional information  may be  required  in  certain  circumstances  or to open  corporate accounts.  The Fund or the Transfer Agent may use this information to attempt to verify your  identity.  The Fund may not be able to  establish an account if the necessary information is not received. The Fund may also place limits on account transactions  while it is in the process of attempting to verify your  identity.
Additionally,  if the Fund is unable to verify your identity  after your account is  established,  the Fund may be  required to redeem your shares and close your account.

     "Backup  withholding"  of federal income tax may be applied against taxable dividends,  distributions and redemption proceeds  (including  exchanges) if you fail to furnish the Fund your  correct,  certified  Social  Security or Employer
Identification  Number when you sign your  application,  or if you  under-report your income to the Internal Revenue Service.

     To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus,  annual and semi-annual report and annual notice of the Fund's  privacy policy to  shareholders  having the same last name and address on the Fund's records.  The consolidation of these mailings,  called householding, benefits the Fund through reduced mailing expense.

     If you want to receive multiple copies of these materials, you may call the
Transfer  Agent at  1.800.225.5677.  You may also notify the  Transfer  Agent in writing. Individual copies of prospectuses,  reports and privacy notices will be sent to you  commencing  within 30 days after the Transfer  Agent  receives your request to stop householding.

Dividends, Capital Gains and Taxes

     DIVIDENDS.  The  Fund  currently  intends  to  declare  and  pay  dividends separately  for each  class of shares  from net  investment  income on an annual basis.  The Fund  anticipates  that,  effective  March 31,  2008,  it will begin declaring and paying dividends on a quarterly basis. Dividends and distributions paid to Class A shares  will  generally  be higher than  dividends  for Class B,
Class C and Class N shares,  which  normally  have higher  expenses than Class A shares.  The Fund has no fixed  dividend rate and cannot  guarantee that it will pay any dividends or distributions.

     CAPITAL GAINS.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make  distributions out of any net short-term or long-term capital gains annually.  The Fund may make supplemental  distributions of dividends and capital gains  following the end of its fiscal year.  There can be no  assurance  that the Fund will pay any capital  gains  distributions  in a particular year.

     WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open your account,  specify on your application how you want to receive your dividends and distributions.  You have four options:  Reinvest All  Distributions in the Fund.
You can elect to reinvest  all  dividends  and capital  gains  distributions  in additional  shares of the Fund.  Reinvest  Dividends or Capital  Gains.  You can
elect to reinvest some  distributions  (dividends,  short-term  capital gains or long-term  capital gains  distributions)  in the Fund while  receiving the other types of distributions by check or having them sent to your bank account through
AccountLink. Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through  AccountLink.  Reinvest Your  Distributions in Another  OppenheimerFunds
Account.  You can  reinvest  all  distributions  in the same  class of shares of another OppenheimerFunds account you have established.

     TAXES.  If your shares are not held in a tax-deferred  retirement  account, you should be aware of the following tax  implications of investing in the Fund.
Distributions  are subject to federal  income tax and may be subject to state or local taxes.  Dividends  paid from  short-term  capital gains and net investment income are taxable as ordinary  income.  Long-term  capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your  shares.  Whether you  reinvest  your  distributions  in additional shares or take them in cash, the tax treatment is the same.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

     The Fund intends to qualify each year as a "regulated  investment  company"
under the Internal  Revenue  Code,  but  reserves  the right not to qualify.  It qualified  during its last fiscal  year.  The Fund,  as a  regulated  investment company,  will not be  subject  to federal  income  taxes on any of its  income, provided that it satisfies  certain  income,  diversification  and  distribution requirements.

     Avoid  "Buying a  Distribution."  If you buy  shares on or just  before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full  price for the  shares  and then  receive a portion of the price back as a taxable dividend or capital gain.  Remember,  There May be Taxes on  Transactions.  Because the Fund's  share  prices  fluctuate,  you may have a capital gain or loss when you sell or exchange  your  shares.  A capital gain or loss is the  difference  between the price you paid for the shares and the price you received  when you sold them.  Any capital gain is subject to capital  gains tax. Returns of Capital Can Occur. In certain cases,  distributions  made by the
Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

     The  Financial  Highlights  Table is presented to help you  understand  the
Fund's financial performance for the past five fiscal years. Certain information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that an  investor  would have  earned (or lost) on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  This information,  other than the information for the six-month period  ended  April  30,  2007,  has  been  audited  by KPMG  LLP,  the  Fund's independent  registered  public  accounting firm,  whose report,  along with the
Fund's  financial  statements,  is  included  in  the  Statement  of  Additional
Information,  which is available upon request.  The Fund's financial  statements for the six-month period ended April 30, 2007, are unaudited and included in the
Fund's  Statement  of  Additional  Information.  In  management's  opinion,  the information  for the six-months  ended April 30, 2007,  reflects all adjustments necessary to a fair statement of the results of the interim period presented.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     SIX MONTHS                                                              YEAR
                                                          ENDED                                                             ENDED
                                                 APRIL 30, 2007                                                          OCT. 31,
CLASS A                                             (UNAUDITED)         2006         2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   29.15    $   27.34    $   26.89     $   23.71    $   19.07    $   20.91
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .07 1        .09 1       (.05) 1       (.10)        (.09)        (.13)
Net realized and unrealized gain (loss)                    1.92         4.61         2.58          3.45         4.73        (1.25)
                                                      -----------------------------------------------------------------------------
Total from investment operations                           1.99         4.70         2.53          3.35         4.64        (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                       (.03)          --           --            --           --           --
Distributions from net realized gain                      (2.13)       (2.89)       (2.08)         (.17)          --         (.46)
                                                      -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (2.16)       (2.89)       (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $   28.98    $   29.15    $   27.34     $   26.89    $   23.71    $   19.07
                                                      =============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.18%       18.43%        9.80%        14.22%       24.33%       (6.90)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 368,133    $ 382,512    $ 339,703     $ 252,661    $ 193,955    $ 150,161
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 368,313    $ 369,074    $ 309,617     $ 225,711    $ 165,906    $ 164,479
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.47%        0.32%       (0.19)%       (0.37)%      (0.43)%      (0.61)%
Total expenses                                             1.31%        1.29%        1.34%         1.40%        1.56%        1.71%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                      1.31%        1.28%        1.34%         1.40%        1.56%        1.71%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      41%          56%          89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

                                                     SIX MONTHS                                                              YEAR
                                                          ENDED                                                             ENDED
                                                 APRIL 30, 2007                                                          OCT. 31,
CLASS B                                             (UNAUDITED)        2006          2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  26.27     $ 25.11     $   25.07     $   22.31    $   18.09    $   19.99
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1     (.14) 1       (.28) 1       (.29)        (.22)        (.19)
Net realized and unrealized gain (loss)                    1.73        4.19          2.40          3.22         4.44        (1.25)
                                                       ----------------------------------------------------------------------------
Total from investment operations                           1.68        4.05          2.12          2.93         4.22        (1.44)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                         --          --            --            --           --           --
Distributions from net realized gain                      (2.13)      (2.89)        (2.08)         (.17)          --         (.46)
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (2.13)      (2.89)        (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  25.82     $ 26.27     $   25.11     $   25.07    $   22.31    $   18.09
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         6.74%      17.37%         8.81%        13.22%       23.33%       (7.53)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 74,788     $76,583     $  74,004     $  64,069    $  55,449    $  42,010
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 76,104     $76,606     $  73,417     $  60,460    $  46,785    $  42,900
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.41)%     (0.58)%       (1.10)%       (1.26)%      (1.23)%      (1.30)%
Total expenses                                             2.18%       2.19%         2.25%         2.30%        2.43%        2.41%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                      2.18%       2.19%         2.25%         2.30%        2.36%        2.41%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      41%         56%           89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                     SIX MONTHS                                                              YEAR
                                                          ENDED                                                             ENDED
                                                 APRIL 30, 2007                                                          OCT. 31,
CLASS C                                             (UNAUDITED)         2006         2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  26.31     $  25.14     $  25.10     $   22.34    $   18.11    $   20.01
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1      (.14) 1      (.27) 1       (.29)        (.14)        (.13)
Net realized and unrealized gain (loss)                    1.73         4.20         2.39          3.22         4.37        (1.31)
                                                       ----------------------------------------------------------------------------
Total from investment operations                           1.68         4.06         2.12          2.93         4.23        (1.44)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                         --           --           --            --           --           --
Distributions from net realized gain                      (2.13)       (2.89)       (2.08)         (.17)          --         (.46)
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (2.13)       (2.89)       (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  25.86     $  26.31     $  25.14     $   25.10    $   22.34    $   18.11
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         6.72%       17.39%        8.80%        13.20%       23.36%       (7.52)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 57,241     $ 54,971     $ 46,560     $  34,414    $  30,510    $  16,979
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 56,056     $ 51,822     $ 42,635     $  32,051    $  20,901    $  15,323
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.39)%      (0.57)%      (1.09)%       (1.26)%      (1.24)%      (1.30)%
Total expenses                                             2.16%        2.17%        2.24%         2.31%        2.43%        2.41%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                      2.16%        2.17%        2.24%         2.31%        2.36%        2.41%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      41%          56%          89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

                                                   SIX MONTHS                                                                YEAR
                                                        ENDED                                                               ENDED
                                               APRIL 30, 2007                                                            OCT. 31,
CLASS N                                           (UNAUDITED)           2006         2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  28.52      $   26.91     $  26.61     $   23.56    $   19.00    $   20.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               -- 1,2       (.03) 1      (.16) 1       (.19)        (.15)        (.17)
Net realized and unrealized gain (loss)                  1.89           4.53         2.54          3.41         4.71        (1.25)
                                                     ------------------------------------------------------------------------------
Total from investment operations                         1.89           4.50         2.38          3.22         4.56        (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                       --             --           --            --           --           --
Distributions from net realized gain                    (2.13)         (2.89)       (2.08)         (.17)          --         (.46)
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.13)         (2.89)       (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $  28.28      $   28.52     $  26.91     $   26.61    $   23.56    $   19.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       6.95%         17.93%        9.31%        13.75%       24.00%       (7.10)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 19,253      $  19,013     $ 16,451     $  10,554    $   6,408    $   2,983
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 19,467      $  17,985     $ 13,849     $   8,724    $   4,218    $   1,475
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                      0.02%         (0.12)%      (0.61)%       (0.78)%      (0.75)%      (0.88)%
Total expenses                                           1.97%          1.90%        2.08%         2.20%        1.97%        1.87%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                    1.74%          1.72%        1.76%         1.81%        1.87%        1.87%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    41%            56%          89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Equity Income Fund, Inc.

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual
Reports, the notice explaining the Fund's privacy policy and other information about the
Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

     Information   about  the  Fund   including   the  Statement  of  Additional
Information  can be reviewed  and copied at the SEC's Public  Reference  Room in
Washington,  D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at  www.sec.gov.  Copies may be obtained  after payment of a duplicating  fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     No one has been authorized to provide any information  about the Fund or to make any  representations  about the Fund other than what is  contained  in this prospectus.  This  prospectus is not an offer to sell shares of the Fund,  nor a solicitation  of an offer to buy shares of the Fund,  to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-04797   The Fund's shares are distributed by:
PR0835.001.0807                      [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                                 Appendix to Prospectus of
                            Oppenheimer Equity Income Fund, Inc.

     Graphic  Material  included in the prospectus of Oppenheimer  Equity Income
Fund, Inc., (the "Fund") under the heading:  "Annual Total Returns (Class A) (as of 12/31 each year)":

     A bar chart will be included in the  prospectus  of the Fund  depicting the annual total returns of a hypothetical  investment in Class A shares of the Fund for the past 10 calendar years,  without  deducting sales charges or taxes.  Set forth below are the relevant data points that will appear on the bar chart.

Calendar      Annual
Year          Total
Ended         Return
12/31/97      14.84%
12/31/98      20.15%
12/31/99       5.83%
12/31/00      14.97%
12/31/01      -1.20%
12/31/02     -14.71%
12/31/03      28.63%
12/31/04      16.68%
12/31/05       9.25%
12/31/06      13.56%

Oppenheimer
Equity Income Fund, Inc.*
6803 South Tucson Way, Centennial, Colorado 80112
1.800. CALL OPP (225.5677)

Statement of Additional Information dated August 1, 2007

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated August 1, 2007. It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                 Page

About the Fund

About Your Account

Financial Information About the Fund

* Prior to August 1, 2007, the Fund's name was "Oppenheimer Quest Capital
Value Fund, Inc."

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund.
Additional information is also provided about the strategies that the Fund might use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business
(and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, when evaluating the securities of issuers in a particular country, the Manager may also consider the conditions of a particular country's economy in relation to the U.S.
economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors.

|X|   Investments in Equity Securities. While the Fund currently emphasizes investments in equity securities of larger companies, the Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the
Fund might focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, in the
Manager's view, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of mid-and
small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in mid-and/or smaller-capitalization companies at times of market volatility, the Fund's share price could fluctuate more than that of funds focusing on larger-capitalization issuers.

      o Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the portfolio manager seeks stock and other equity securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. This approach is subject to change and may not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:

o     Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies, may offer attractive investment opportunities.
o     Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
o     Dividend Yield is measured by dividing the annual dividend by the stock price per share.
o     Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.
o     Preferred Stocks. Preferred stock, unlike common stock, has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

o     Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.
Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will not invest more than 5% of its net assets in warrants. That limit does not apply to warrants that have been acquired in units or attached to other securities.

o     Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities)
may cause them to be regarded by the Manager more as "equity equivalents."
As a result, the credit rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described below. To determine whether convertible securities should be regarded as
"equity equivalents," the Manager may consider the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
           (considering the effect of conversion of the convertible
           securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
           appreciation in the price of the issuer's common stock.

|X|   Investments in Debt Securities.  The Fund can invest in a variety of domestic and foreign debt securities including bonds, notes, debentures and other debt securities, including U.S. government securities. It can also invest in short-term debt securities primarily for liquidity or defensive purposes. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that more than 25% of the
Fund's total assets will be invested in debt securities under normal market conditions.

      Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

o     Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest and principal payment obligations as they become due. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's creditworthiness. The Fund's debt investments can include investment grade and below investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by
Moody's Investors Service, Inc. ("Moody's"), at least "BBB" by Standard &
Poor's Rating Service ("Standard & Poor's") or Fitch, Inc., or that have comparable ratings by another nationally recognized statistical rating organization. If the securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization. The debt security ratings definitions of the principal ratings organizations are included in Appendix A to this SAI.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of the Fund's portfolio securities after the Fund buys them normally do not affect the interest income payable on those securities (unless the security's interest is payable on a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

o     U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." Obligations of U.S.
government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. Some are obligations backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies'
obligations; while others are supported only by the credit of the instrumentality.

      All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and might not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only when the
Manager is satisfied that the credit risk with respect to such agency or instrumentality is minimal.

o     Special Risks of Lower-Grade Securities. While it is not currently anticipated that the Fund will invest more than 25% of its total assets in lower-grade debt securities, the Fund can invest a portion of its assets in these securities. Because lower-grade securities tend to offer higher yields than investment-grade securities, the Fund could invest in lower-grade securities if the Manager is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities might be a reason they are selected for the Fund's portfolio.

      "Lower-grade" debt securities are those rated below "investment grade,"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by Standard & Poor's or Fitch, Inc., or similar ratings by other nationally recognized rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in determining the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "C" or "D."

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this SAI.

      However, the Fund's limitations on these investments may reduce some of the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch, Inc. are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

|X|   Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

o     U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or
instrumentalities, described above.

o     Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed
"illiquid" investments.

      The Fund can purchase bank obligations that are fully insured by the
Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed
"illiquid" unless the Board of Directors of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

o     Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's.
If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

o     Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed.
The Fund has the right to increase the amount under the

note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus, unless they have a demand feature permitting them to be put back to the issuer within seven days. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

|X|   Foreign Securities. The Fund can purchase equity and debt securities issued by foreign companies or foreign governments or their agencies.
"Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities.
Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American
Depository Receipts, European Depository Receipts or Global Depository
Receipts, or that are listed on a U.S. securities exchange or traded in the
U.S. over-the-counter markets, are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S.
dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the
Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and
Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

o     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage), or currency devaluation;
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
            U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments;
o     unfavorable differences between the U.S. economy and foreign economies
o     foreign withholding taxes; and
o     foreign exchange contracts.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
The Manager will consider these factors when evaluating securities in these markets.

o     Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined byss.954 of the
Internal Revenue Code.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the
Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

      Subject to the limits under the Investment Company Act of 1940 (the
"Investment Company Act") and under its own non-fundamental policies, the
Fund may also invest in foreign mutual funds which are also deemed PFICs
(since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to varying countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

      In addition to bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other
Investment Companies."

|X|   Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, but the Fund does not expect to have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year to avoid excise taxes under the Internal
Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

|X|   Investing in Small-Cap and Mid-Cap stocks. Although the Fund will typically focus in large capitalization stocks, it may also invest in stocks of small- or medium-size companies ("small-cap" or "mid-cap" stocks).
Small-cap companies are often newer companies that may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies.
It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

      Mid-cap stocks tend to be more sensitive to changes in an issuer's earnings expectations than the stocks of larger companies. While small- and mid-cap stocks may offer greater opportunities for long-term capital appreciation than the stocks of larger, more established companies, they also involve greater risk of loss and price fluctuation. Since small- and mid-cap companies typically reinvest a high proportion of earnings in their own businesses, they may lack the dividend-yield that could help cushion their total return in a declining market. Many small- and mid-cap stocks are traded in over-the-counter markets and tend to have lower trading volumes than large capitalization securities. Therefore, they may be less liquid than stocks of larger exchange-traded issuers and the Fund could have greater difficulty selling a security at an acceptable price, especially in periods of market volatility.

|X|   Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. These are speculative securities and can increase the Fund's overall portfolio risks.

|X|   Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.
For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded
Fund's portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder in an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and other expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

|X|   "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund limits its when-issued commitments to not more than 15% of its net assets.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security as settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

|X|   Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager") from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an exemptive order issued by the Securities and Exchange
Commission ("SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

o     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements and would normally do so as a cash management tool. These agreements create leverage, a speculative investment technique. The Fund does not currently use reverse repurchase agreements, but may do so in the future.
When the Fund enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. Before the Fund enters into a reverse repurchase agreement, the Manager evaluates the creditworthiness of the seller, typically a bank or broker-dealer. Reverse repurchase agreements are considered to be a form of borrowing by the Fund and are subject to the Fund's limitations on borrowing.

      These agreements are subject to certain risks. The market value of the securities retained in lieu of sale by the Fund may decline more or appreciate more than the securities the Fund has sold but is obligated to repurchase. If the buyer of the securities under the agreement files for bankruptcy or becomes insolvent, there may be delays in the Fund's use of the proceeds.

|X|   Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Borrowing  and Leverage.  The Fund may not borrow  money,  except to the extent  permitted  under the Investment  Company Act, the rules or regulations thereunder or any exemption  therefrom that is applicable to the Fund, as such statute,  rules or  regulations  may be  amended or  interpreted  from time to time.  Borrowing may entail  "leverage,"  and may be a speculative  investment strategy.  Any  borrowing  will be made only from banks and,  pursuant  to the requirements  of the  Investment  Company Act, will be made only to the extent that  the  value  of the  Fund's  assets,  less  its  liabilities  other  than borrowings,  is  equal  to at  least  300%  of all  borrowings  including  the proposed  borrowing.  If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage  requirement,  the Fund is required within three days to reduce its bank debt to the extent  necessary to meet that coverage requirement.  To do so, the Fund may have to sell a portion of its  investments  at a time  when it would  otherwise  not want to sell the securities.  Interest  on money the Fund  borrows is an expense the Fund would not otherwise  incur,  so that during periods of substantial  borrowings,  its expenses may increase more than the expenses of funds that do not borrow.  The use of  leverage  also may make the Fund's  share  prices  more  sensitive  to interest rate changes.

o     Hedging. Although the Fund can use hedging instruments, it is not obligated to use them in seeking its objective. It does not currently contemplate using them to any significant degree. The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so, the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures. The Fund can buy and sell futures contracts that relate to (1)
broadly-based stock indices (these are referred to as "stock index futures"),
(2) foreign currencies (these are referred to as "forward contracts"), (3) an individual stock ("single stock futures") and (4) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. These indices may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transactions. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3)
agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o     Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on broadly-based stock indices, securities, foreign currencies and stock index futures.

o     Writing Covered Call Options. The Fund can write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered. For options on securities, that means the Fund must own the security subject to the call while the call is outstanding. For stock index options, that means the call must be covered by identifying liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). For calls on securities, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months.
The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of a call on a stock index exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      Settlement of puts and calls on broadly-based stock indices is in cash.
Gain or loss on options on stock indices depends on changes in the index in question (and thus on price movements in the stock market generally).

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. The OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      If the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). If the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls.
When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the escrowed assets in escrow until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets if the value of the identified assets drops below 100% of the current value of the future. Because of the requirement to identify liquid assets, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options. The Fund can sell put options on stock indices, foreign currencies or stock index futures. If the Fund writes a put, the put must be covered by identified liquid assets on the Fund's books. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would have to be identified to cover such put options.

      The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to settle the transaction in cash with the buyer of the put at the exercise price, even if the value of the underlying investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to settle in cash at the exercise price. That price will usually exceed the market value of the investment at that time.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to settle the transaction in cash at the exercise price. The Fund has no control over when it may be required to settle the transaction, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Puts and Calls. The Fund can buy calls on securities it intends to purchase and puts on securities that it owns. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market.

      When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. Buying a call on a security or future gives the Fund the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      In the case of a purchase of a call on a stock index, if the Fund exercises the call during the call period, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      When the Fund buys a put, it pays a premium. It has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to buy the underlying security (in the case of puts on securities or futures) or in the case of puts on stock indices, to deliver cash to the Fund to settle the put if the closing level of the stock index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      Buying a put on a security or future enables the Fund to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a put on a stock index, the put protects the
Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can resell the put. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Options on Foreign Currencies. The Fund can buy and
sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash  consideration held in an identified account) upon conversion or exchange of other foreign currency held in its portfolio.

o     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its costs.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund could cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the
Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it might enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S.
dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying on the Fund's books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      As one alternative, the Fund may purchase a call option permitting the
Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager may decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of
forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the
Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity
Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser
(as they may be amended from time to time), and as otherwise set forth in the
Fund's Prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's Manager. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under SEC staff interpretations regarding applicable provisions of the
Investment Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.
The account must be a segregated account or accounts held by the Fund's custodian bank.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition,
Section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue
Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other
         receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X|   Temporary Defensive and Interim Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of
Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less)
dollar-denominated debt obligations:
o     obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured promissory notes) rated within the top two rating categories rating category by an established rating organization,
o     debt obligations of domestic or foreign corporate issuers rated "Baa"
            or higher by Moody's or "BBB" or higher by Standard & Poor's,
o     certificates of deposit and bankers' acceptances and other bank obligations, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Restrictions

|X|   What Are "Fundamental Policies"? Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the
Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the
Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, or regulations may be amended or interpreted from time to time.

o     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

|X|   Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund
has other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Directors without shareholder approval.

o     The Fund cannot purchase oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs. However, the Fund can invest in securities of companies that invest in or sponsor such programs.

o     The Fund cannot purchase securities on margin (except for short-term loans that are necessary for the clearance of transactions) or make short sales of securities.

      Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the
Fund.

    Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the
    Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the
            Fund's fiscal quarters in its semi-annual and annual reports to shareholders, and in its Statements of Investments on Form N-Q.
            Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the
            OppenheimerFunds' website at www.oppenheimerfunds.com (select the
            Fund's name under the "View Fund Information for:" menu) with a
            15-day lag.  The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders.  Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

          Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their
    Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the
    Fund's behalf.

    The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

    A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

    Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
            Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
            Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the
            Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

    The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who
            need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

    Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the
    Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in
    connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
            (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner.

    Portfolio holdings information (which may include information on the
    Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
    Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, National
            Association of Securities Dealers ("NASD"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

          Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of
    Fund shares or their financial intermediary representatives.

    The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

    Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund's then-current policy on approved methods for communicating confidential information, including but not limited to the Fund's policy as to use of secure e-mail technology.

    The Chief Compliance Officer (the "CCO") of the Fund and the Manager,
    Distributor, and Transfer Agent shall oversee the compliance by the
    Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the
    Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the
    Funds has been made during the preceding year pursuant to these policies.
    The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

    The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

 ABG Securities             Fortis Securities         Pacific Crest Securities
ABN AMRO                    Fox-Pitt, Kelton          Pacific Growth Equities
AG Edwards                  Friedman, Billing, Ramsey Petrie Parkman
American Technology ResearchFulcrum Global Partners   Pictet
Auerbach Grayson            Garp Research             Piper Jaffray Inc.
Banc of America Securities  George K Baum & Co.       Prager Sealy & Co.
Barclays                    Goldman Sachs             Prudential Securities
Bear Stearns                HSBC                      Ramirez & Co.
Belle Haven                 ING Barings               Raymond James
Bloomberg                   ISI Group                 RBC Capital Markets
BNP Paribas                 ITG                       RBC Dain Rauscher
BS Financial Services       Janney Montgomery         Research Direct
Buckingham Research Group   Jefferies                 Reuters
Caris & Co.                 JP Morgan Securities      Robert W. Baird
CIBC World Markets          JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets    Keefe, Bruyette & Woods   Russell
Collins Stewart             Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group  Kempen & Co. USA Inc.     Sanford C. Bernstein
LLC
Credit Agricole Cheuvreux   Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                   Baer Sec
Credit Suisse               KeyBanc Capital Markets   Societe Generale
Cowen & Company             Leerink Swan              Soleil Securities Group
Daiwa Securities            Lehman Brothers           Standard & Poors
Davy                        Loop Capital Markets      Stifel Nicolaus
Deutsche Bank Securities    MainFirst Bank AG         Stone & Youngberg
Dresdner Kleinwort          Makinson Cowell US Ltd    SWS Group
Wasserstein
Emmet & Co                  Maxcor Financial          Taylor Rafferty
Empirical Research          Merrill Lynch             Think Equity Partners
Enskilda Securities         Midwest Research          Thomson Financial
Essex Capital Markets       Mizuho Securities         Thomas Weisel Partners
Exane BNP Paribas           Morgan Stanley            UBS
Factset                     Morningstar               Wachovia Securities
Fidelity Capital Markets    Natexis Bleichroeder      Wescott Financial
Fimat USA Inc.              Ned Davis Research Group  William Blair
First Albany                Nomura Securities         Yieldbook
Fixed Income Securities

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company organized as a Maryland corporation in 1986. The Fund commenced its operations on February 13, 1987 as a closed-end investment company with a "dual-purpose" structure. The Fund originally had two objectives: (1) long-term capital appreciation and preservation of capital, and (2) current income and long-term growth of income. The Fund originally had common stock, denominated as "capital shares," and preferred stock, denominated as "income shares."

      Under the Fund's original dual-purpose structure, the capital shares were entitled to all of the Fund's gains and losses on its assets, and no
Fund expenses were allocated to those shares. The income shares were entitled to all of the Fund's income and bore all of the Fund's operating expenses.
The income shares were redeemed on January 31, 1997, and the Fund's dual-purpose structure was terminated.

      On March 3, 1997, the Fund was converted to an open-end management investment company with a single investment objective of capital appreciation. The outstanding capital shares of the Fund were re-denominated as Class A shares of common stock, which bear their allocable share of Fund expenses.

      Prior to August 1, 2007, the Fund was named "Oppenheimer Quest Capital
Value Fund, Inc." and its investment objective was to seek capital appreciation. The Fund was sub-advised by Oppenheimer Capital LLC (which is not affiliated with the Manager). The performance information, financial information, and expense information in the shareholder report and the portfolio holdings, shown in this SAI and in the Fund's shareholder reports, may not be indicative of the Fund's operations for the current period.

|X|   Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has four classes of shares: Class A, Class B, Class
C and Class N. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the Investment
 Company Act or other applicable law. The shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

      The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants'
expense.

Board of Directors and Audit Committee. The Fund is governed by a Board of
Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Directors has an Audit Committee comprised solely of
Directors who are not "interested persons" under the Investment Company Act
(the "Independent Directors"). The members of the Audit Committee are David
K. Downes (Chairman), John Cannon, Thomas W. Courtney, Robert G. Galli, Lacy
B. Herrmann and Brian Wruble. The Audit Committee held 7 meetings during the
Fund's fiscal year ended October 31, 2006. The Audit Committee furnishes the
Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent
Auditors"). Other main functions of the Audit Committee outlined in the Audit
Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged;
(ii) reviewing reports from the Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit
Department; (iv) maintaining a separate line of communication between the
Fund's independent Auditors and the Independent Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent
Auditors, including tax services, that are not prohibited by the
Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the
Manager.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Directors, and selecting and nominating Independent Directors for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new directors except for those instances when a shareholder vote is required.

      To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Audit Committee. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, NY 10281-1008, to the attention of the Board of
Directors of Oppenheimer Equity Income Fund, Inc., c/o the Secretary of the
Fund. Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company
("MassMutual") (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with MassMutual or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      Although candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders, the Audit Committee has not established specific qualifications that must be met by a trustee nominee. In evaluating trustee nominees, the Audit Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Audit Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees. The Audit Committee may, upon Board approval, retain an executive search firm or use the services of legal, financial, or other external counsel to assist in screening potential candidates.

      There are no differences in the manner in which the Audit Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the
Directors is an "Independent Director" under the Investment Company Act. All of the Directors are also directors or trustees of the following Oppenheimer funds (referred to as "Board III Funds"):

         Bond Fund Series
         Oppenheimer MidCap Fund
         Oppenheimer Equity Income Fund, Inc.
         Oppenheimer Quest For Value Funds
         Oppenheimer Quest International Value Fund, Inc.
         Oppenheimer Rising Dividends Fund, Inc.
         Rochester Fund Municipals
         Rochester Portfolio Series

      In addition to being a Board member of each of the Board III Funds,
Messrs. Galli and Wruble are also directors or trustees of 55 other portfolios in the OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor.

      Messrs. Gillespie, Murphy, Petersen, Levine, Szilagyi, Vandehey, Wixted
and Zack and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board III Funds. As of July 30,
2007 the Directors and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Directors (nor any of their immediate family members)
owns securities of either the Manager, or the Distributor of the Board III
Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      Biographical Information. The Directors and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                                  Independent Directors
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the      Dollar Range  Aggregate Dollar
                    Past 5 Years; Other                       of Shares    Range of Shares
Held with the       Trusteeships/Directorships Held;        Beneficially    Beneficially
Fund, Length of     Number of Portfolios in the Fund        Owned in the      Owned in
Service, Age        Complex Currently Overseen                  Fund      Supervised Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                               As of December 31, 2006
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Thomas W. Courtney, Principal of Courtney Associates,      None           $10,001-$50,000
Chairman of the     Inc. (venture capital firm) (since
Board of Directors  1982); General Partner of Trivest
since 2001,         Venture Fund (private venture capital
Director since 1996 fund); President of Investment
Age: 73             Counseling Federated Investors, Inc.
                    (1973-1982); Trustee of the following
                    open-end investment companies: Cash
                    Assets Trust (1984), Premier VIT
                    (formerly PIMCO Advisors VIT), Tax
                    Free Trust of Arizona (since 1984)
                    and four funds for the Hawaiian Tax
                    Free Trust. Oversees 11 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
David K. Downes,    President, Chief Executive Officer     None          $10,001-$50,000
Director since 2005 and Board Member of CRAFund Advisors,
 Age: 67            Inc. (investment management company)
                    (since January 2004); President of
                    The Community Reinvestment Act
                    Qualified Investment Fund (investment
                    management company) (since January
                    2004); Independent Chairman of the
                    Board of Trustees of Quaker
                    Investment Trust (registered
                    investment company) (since January
                    2004); Director of Internet Capital
                    Group (information technology
                    company) (since October 2003); Chief
                    Operating Officer and Chief Financial
                    Officer of Lincoln National
                    Investment Companies, Inc.
                    (subsidiary of Lincoln National
                    Corporation, a publicly traded
                    company) and Delaware Investments
                    U.S., Inc. (investment management
                    subsidiary of Lincoln National
                    Corporation) (1993-2003); President,
                    Chief Executive Officer and Trustee
                    of Delaware Investment Family of
                    Funds (1993-2003); President and
                    Board Member of Lincoln National
                    Convertible Securities Funds, Inc.
                    and the Lincoln National Income
                    Funds, TDC (1993-2003); Chairman and
                    Chief Executive Officer of Retirement
                    Financial Services, Inc. (registered
                    transfer agent and investment adviser
                    and subsidiary of Delaware
                    Investments U.S., Inc.) (1995-2003);
                    President and Chief Executive Officer
                    of Delaware Service Company, Inc.
                    (1995-2003); Chief Administrative
                    Officer, Chief Financial Officer,
                    Vice Chairman and Director of
                    Equitable Capital Management
                    Corporation (investment subsidiary of
                    Equitable Life Assurance Society)
                    (1985-1992); Corporate Controller of
                    Merrill Lynch & Company (financial
                    services holding company)
                    (1977-1985); held the following
                    positions at the Colonial Penn Group,
                    Inc. (insurance company): Corporate
                    Budget Director (1974-1977),
                    Assistant Treasurer (1972-1974) and
                    Director of Corporate Taxes
                    (1969-1972); held the following
                    positions at Price Waterhouse &
                    Company (financial services firm):
                    Tax Manager (1967-1969), Tax Senior
                    (1965-1967) and Staff Accountant
                    (1963-1965); United States Marine
                    Corps (1957-1959). Oversees 10
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Robert G. Galli,    A director or trustee of other         None           Over $100,000
Director since 1998 Oppenheimer funds. Oversees 65
Age: 73             portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Lacy B. Herrmann,   Founder and Chairman Emeritus of       None           $10,001-$50,000
Director since 1996 Aquila Group of Funds (open-end
Age: 77             investment company) (since December
                    2004); Chairman of Aquila Management
                    Corporation and Aquila Investment
                    Management LLC (since August 1984);
                    Chief Executive Officer and President
                    of Aquila Management Corporation
                    (August 1984-December 1994); Vice
                    President, Director and Secretary of
                    Aquila Distributors, Inc.
                    (distributor of Aquila Management
                    Corporation); Treasurer of Aquila
                    Distributors, Inc.; President and
                    Director of STCM Management Company,
                    Inc. (sponsor and adviser to CCMT);
                    Chairman, President and Director of
                    InCap Management Corporation (until
                    2004); Director of OCC Cash Reserves,
                    Inc. (open-end investment company)
                    (June 2003-December 2004); Trustee of
                    Premier VIT (formerly PIMCO Advisers
                    VIT) (investment company) (since
                    1994); Trustee of OCC Accumulation
                    Trust (open-end investment company)
                    (until December 2004); Trustee
                    Emeritus of Brown University (since
                    June 1983). Oversees 11 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Brian F. Wruble,    General Partner of Odyssey Partners,   None           Over $100,000
Director since 2001 L.P. (hedge fund) (since September
 Age: 64            1995); Director of Special Value
                    Opportunities Fund, LLC (registered
                    investment company) (since September
                    2004); Member of Zurich Financial
                    Investment Advisory Board (insurance)
                    (since October 2004); Board of
                    Governing Trustees of The Jackson
                    Laboratory (non-profit) (since August
                    1990); Trustee of the Institute for
                    Advanced Study (non-profit
                    educational institute) (since May
                    1992); Special Limited Partner of
                    Odyssey Investment Partners, LLC
                    (private equity investment) (January
                    1999-September 2004); Trustee of
                    Research Foundation of AIMR
                    (investment research, non-profit)
                    (2000-2002); Governor, Jerome Levy
                    Economics Institute of Bard College
                    (economics research) (August
                    1990-September 2001); Director of Ray
                    & Berendtson, Inc. (executive search
                    firm) (May 2000-April 2002). Oversees
                    65 portfolios in the OppenheimerFunds
                    complex.

-------------------------------------------------------------------------------------------

*           In addition to serving as Director of all of the Board III Funds,
Messrs. Galli and Wruble also serve as directors or trustees of 55 other
Oppenheimer funds that are not Board III Funds.

      Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company. The address of Mr.
Murphy is Two World Financial Center, 225 Liberty Street, New York, New York
10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                             Interested Director and Officer
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships      Beneficially   Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in     Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2006
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and        None        Over $100,000
Director since     Director (since June 2001) and President of
2005 and           the Manager (September 2000-March 2007);
President and      President and director or trustee of other
Principal          Oppenheimer funds; President and Director
Executive Officer  of Oppenheimer Acquisition Corp. ("OAC")
since 2001         (the Manager's parent holding company) and
Age: 57            of Oppenheimer Partnership Holdings, Inc.
                   (holding company subsidiary of the Manager)
                   (since July 2001); Director of
                   OppenheimerFunds Distributor, Inc.
                   (subsidiary of the Manager) (since November
                   2001); Chairman and Director of Shareholder
                   Services, Inc. and of Shareholder Financial
                   Services, Inc. (transfer agent subsidiaries
                   of the Manager) (since July 2001);
                   President and Director of OppenheimerFunds
                   Legacy Program (charitable trust program
                   established by the Manager) (since July
                   2001); Director of the following investment
                   advisory subsidiaries of the Manager: OFI
                   Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation,
                   Trinity Investment Management Corporation
                   and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset
                   Management Corporation and OFI Private
                   Investments, Inc. (since July 2001);
                   President (since November 1, 2001) and
                   Director (since July 2001) of Oppenheimer
                   Real Asset Management, Inc.; Executive Vice
                   President of Massachusetts Mutual Life
                   Insurance Company (OAC's parent company)
                   (since February 1997); Director of DLB
                   Acquisition Corporation (holding company
                   parent of Babson Capital Management LLC)
                   (since June 1995); Member of the Investment
                   Company Institute's Board of Governors
                   (since October 3, 2003); Chief Operating
                   Officer of the Manager (September 2000-June
                   2001); President and Trustee of MML Series
                   Investment Fund and MassMutual Select Funds
                   (open-end investment companies) (November
                   1999-November 2001); Director of C.M. Life
                   Insurance Company (September 1999-August
                   2000); President, Chief Executive Officer
                   and Director of MML Bay State Life
                   Insurance Company (September 1999-August
                   2000); Director of Emerald Isle Bancorp and
                   Hibernia Savings Bank (wholly-owned
                   subsidiary of Emerald Isle Bancorp) (June
                   1989-June 1998). Oversees 102 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for
Messrs. Gillespie, Levine, Zack and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs.
Petersen, Szilagyi, Vandehey, and Wixted and Ms. Ives, 6803 S. Tucson Way,
Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

------------------------------------------------------------------------------------------
                               Other Officers of the Fund
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Chief Compliance Officer of the
Chief Compliance        Manager, OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management and Shareholder Services, Inc. (Since March 2004);
Age: 56                 Vice President of OppenheimerFunds Distributor, Inc., Centennial
                        Asset Management Corporation and Shareholder Services, Inc.
                        (since June 1983-February 2004). Former Vice President and
                        Director of Internal Audit of the Manager (1997-February 2004).
                        An officer of 102 portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since March
Treasurer and           1999); Treasurer of the following: HarbourView Asset Management
Principal Financial &   Corporation, Shareholder Financial Services, Inc., Shareholder
Accounting Officer      Services, Inc., Oppenheimer Real Asset Management Corporation,
since 1999              and Oppenheimer Partnership Holdings, Inc. (since March 1999),
Age: 47                 OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. (since May 2000),
                        OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                        Management, Inc. (since November 2000), and OppenheimerFunds
                        Legacy Program (charitable trust program established by the
                        Manager) (since June 2003); Treasurer and Chief Financial
                        Officer of OFI Trust Company (trust company subsidiary of the
                        Manager) (since May 2000); Assistant Treasurer of the following:
                        OAC (since March 1999),Centennial Asset Management Corporation
                        (March 1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003); Principal and Chief Operating Officer of
                        Bankers Trust Company-Mutual Fund Services Division (March
                        1995-March 1999). An officer of 102 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Brian Petersen,         Vice President of the Manager (since February 2007); Assistant
Assistant Treasurer     Vice President of the Manager (August 2002-February 2007);
since 2004              Manager/Financial Product Accounting of the Manager (November
Age: 36                 1998-July 2002). An officer of 102 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael S. Levine,      Vice President of the Manager since June 1998; an officer of 2
Vice President and      portfolios in the OppenheimerFunds complex. Formerly Assistant
Portfolio Manager       Vice President and Portfolio Manager of the Manager (April 1996
since July 16, 2007     - June 1998).
Age: 40

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer     Director of Financial Reporting and Compliance of First Data
since 2005              Corporation (April 2003-July 2004); Manager of Compliance of
Age: 37                 Berger Financial Group LLC (May 2001-March 2003); Director of
                        Mutual Fund Operations at American Data Services, Inc.
                        (September 2000-May 2001). An officer of 102 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel and
Age: 58                 Director of the Distributor (since December 2001); General
                        Counsel of Centennial Asset Management Corporation (since
                        December 2001); Senior Vice President and General Counsel of
                        HarbourView Asset Management Corporation (since December 2001);
                        Secretary and General Counsel of OAC (since November 2001);
                        Assistant Secretary (since September 1997) and Director (since
                        November 2001) of OppenheimerFunds International Ltd. and
                        OppenheimerFunds plc; Vice President and Director of Oppenheimer
                        Partnership Holdings, Inc. (since December 2002); Director of
                        Oppenheimer Real Asset Management, Inc. (since November 2001);
                        Senior Vice President, General Counsel and Director of
                        Shareholder Financial Services, Inc. and Shareholder Services,
                        Inc. (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and OFI
                        Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                        President and General Counsel of OFI Institutional Asset
                        Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003); Senior
                        Vice President (May 1985-December 2003), Acting General Counsel
                        (November 2001-February 2002) and Associate General Counsel (May
                        1981-October 2001) of the Manager; Assistant Secretary of the
                        following: Shareholder Services, Inc. (May 1985-November 2001),
                        Shareholder Financial Services, Inc. (November 1989-November
                        2001), and OppenheimerFunds International Ltd. (September
                        1997-November 2001). An officer of 102 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager; Vice
since 2001              President (since 1999) and Assistant Secretary (since October
Age: 41                 2003) of the Distributor; Assistant Secretary of Centennial
                        Asset Management Corporation (since October 2003); Vice
                        President and Assistant Secretary of Shareholder Services, Inc.
                        (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                        Program and Shareholder Financial Services, Inc. (since December
                        2001); Assistant Counsel of the Manager (August 1994-October
                        2003). An officer of 102 portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since May
Assistant Secretary     2004); First Vice President (April 2001-April 2004), Associate
since 2004              General Counsel (December 2000-April 2004), Corporate Vice
Age: 39                 President (May 1999-April 2001) and Assistant General Counsel
                        (May 1999-December 2000) of UBS Financial Services Inc.
                        (formerly, PaineWebber Incorporated). An officer of 102
                        portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the Manager
Assistant Secretary     (since September 2004); Mr. Gillespie held the following
since 2004              positions at Merrill Lynch Investment Management: First Vice
Age: 43                 President (2001-September 2004); Director (2000-September 2004)
                        and Vice President (1998-2000). An officer of 102 portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------

      |X|   Remuneration of the Officers and Directors. The officers and the interested Director of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Directors' compensation from the Fund, shown below, is for serving as a Director and member of a committee
(if applicable), with respect to the Fund's fiscal year ended October 31,
2006. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a
Director and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2006.

----------------------------------------------------------------------------------------
                         Aggregate        Retirement Benefits                 Total
                                                                Estimated  Compensation
Director Name and                                                Annual      From the
Other Fund                                                      Benefits     Fund and
Position(s)          Compensation From    Accrued as Part of      Upon         Fund
(as applicable)         the Fund(1)          Fund Expenses     Retirement(2Complex (3)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                            Fiscal year ended 10/31/06                      Year ended
                                                                           December 31,
                                                                               2006
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Thomas W. Courtney         $2,980               $6,951          $100,284     $160,500
Chairman of the
Board and Audit
Committee Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Paul Y. Clinton(5)
Audit Committee            $1,085               $3,568           $85,662     $34,125
Chairman
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
David K. Downes(7)         $2,316               $1,308           $4,391      $146,668
Audit Committee
Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Robert G. Galli            $2,462               $5,923         $107,096((6)$264,812((7))
Audit Committee
Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Lacy B. Herrmann           $2,445               $1,572           $88,150     $135,500
Audit Committee
Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Brian F. Wruble
Audit Committee            $2,526               $3,292         $45,544((8))$241,260((9))
Member
----------------------------------------------------------------------------------------
1.  "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any, for a Trustee.
2.  "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for
    Trustees." Actual benefits upon retirement may vary based on retirement age, years of service and benefit payment elections of the Trustee.
3.  "Total Compensation From the Fund and Fund Complex" includes fees, deferred compensation (if any) and accrued retirement benefits (if any).
4.  Mr. Clinton retired from the Board III funds effective March 31, 2006.
5.  Mr. Downes was appointed as Trustee of the Board III Funds on December
    16, 2005.
6.  Includes $57,285 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of 55 other Oppenheimer funds that are not Board
    III Funds.
7.  Includes $129,312 for serving as a director or trustee of 55 other
    Oppenheimer funds (at December 31, 2006) that are not Board III Funds.
8.  Includes $4,355 estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 49 other Oppenheimer funds that are not Board
    III Funds.
9.  Includes $105,760 for serving as a director or trustee of 55 other
    Oppenheimer funds (at December 31, 2006) that are not Board III Funds.
10. Mr. Cannon is only a Board Member of certain Board III Funds.

|X|   Retirement Plan for Directors. The Fund has adopted a retirement plan that provides for payments to retired Independent Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the Board III Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least
15 years to be eligible for the maximum benefit. The amount of retirement benefits a Director will receive depends on the amount of the Director's compensation, including future compensation and the length of his or her service on the Board.

|X|   Deferral Compensation Plan for Directors. The Board of Directors has
adopted a Compensation Deferral Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred compensation account.

|X|   Major Shareholders. As of July 30, 2007, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

      Fidelity Investments, Institutional Operations Co. Inc., Certain
      Employee Benefit Plans, 100 Magellan Way #KW1C, Covington, KY
      41015-1987, which owned 902,395.815 Class A shares (7.10% of the Class
      A shares then outstanding).

      Merrill  Lynch,  Pierce,  Fenner  & Smith  for the sole  benefit  of its
      customers,   Attn.  Fund  Admin.,   4800  Deer  Lake  Dr.  E.  Floor  3,
      Jacksonville,  FL  32246-6484,  which owned  146,774.849  Class C shares
      (6.72% of the Class C shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the
Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and
Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures:
(1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
         Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
         super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.

The Investment Advisory Agreement.   The Manager provides investment advisory
and management services to the Fund under an investment advisory agreement between the Manager and Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the
Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio, as described below. Other members of the Manager's Equity Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the
Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the
Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. Those rates are contained in an investment advisory agreement that took effect August 1, 2007, which contained a lower overall effective advisory fee than the prior agreement.
The management fees paid by the Fund to the Manager under the prior advisory fee during its last three fiscal years were:

    ---------------------------------------------------------------
    Fiscal Year ended 10/31:        Management Fees Paid to
                                    OppenheimerFunds, Inc.
    ---------------------------------------------------------------
    ---------------------------------------------------------------
              2004                        $2,941,882
    ---------------------------------------------------------------
    ---------------------------------------------------------------
              2005                        $3,743,238
    ---------------------------------------------------------------
    ---------------------------------------------------------------
              2006                        $4,322,669
    ---------------------------------------------------------------
        1.  The   Manager,   not  the   Fund,   previously   paid  the
          Sub-Adviser  an annual  sub-advisory  fee.  For fiscal years
          ended  2004,  2005  and  2006  this   sub-advisory  fee  was
          $1,154,356, $1,403,415 and $1,581,320, respectively

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

Prior Sub-Advisory Agreement. Prior to August 1, 2007, the Manager retained
Oppenheimer Capital LLC as the Fund's sub-adviser, pursuant to a Sub-Advisory
Agreement between the Manager and Oppenheimer Capital that was terminated on that date.  Prior to January 1, 2005, OpCap Advisors ("OpCap"), a wholly-owned subsidiary of Oppenheimer Capital LLC, served as the Fund's sub-adviser, and prior to February 28, 1997, OpCap Advisors (which was then named Quest for Value Advisors) served as the Fund's investment adviser.
Oppenheimer Capital and OpCap are not affiliated with the Manager.

 Portfolio Manager. The Fund's portfolio is managed by Mr. Levine (referred to as the "Portfolio Manager").  He is the person responsible for the day-to-day management of the Fund's investments.

     Other  Accounts  Managed.  In addition to  managing  the Fund's  investment portfolio,  Mr. Levine also manages other investment portfolios on behalf of the
Manager or its affiliates.  The following table provides  information  regarding the other portfolios managed by Mr. Levine as of June 30, 2007. No account has a performance-based advisory fee:

                                   Registered     Other Pooled
                                   Investment      Investment       Other
                                    Companies       Vehicles     Accounts(2)
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                        2             None          none
      Accounts Managed
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                     3,483.5
      Total Assets Managed(1)

   1. In millions.
   2.       Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

      As indicated above, the Portfolio Manager also manages other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the
Portfolio Manager may need to allocate investment opportunities between the
Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance policies and procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance policies and procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

     Compensation  of the Portfolio  Manager.  The Fund's  Portfolio  Manager is
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds or  accounts  they  manage,  rather than on the  financial  success of the
Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation  structure  is  designed  to attract  and retain  highly  qualified
investment   management   professionals   and  to  reward  individual  and  team
contributions  toward  creating  shareholder  value.  As of June 30,  2007,  the
Portfolio Manager's  compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

         To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark used with respect to the Fund is Equity Income Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds or accounts managed by the
Portfolio Manager.

     Ownership  of Fund  Shares.  As of June 30,  2007,  the  Portfolio  Manager
beneficially owned no shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The Fund's advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the
Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices. The Manager allocates brokerage for the Fund subject to the provisions of the Fund's advisory agreement and other applicable rules and procedures described below.

      The Manager's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in equity securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market.
Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Most debt obligations are purchased by the Fund in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.
Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the
Manager or its affiliates purchase the same security on the same day the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called
"free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Fund's Board of Directors has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager, or the Distributor from entering into agreement or understandings under which the Manager directs or is expected to direct the
Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

      The Fund's investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Directors may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of
Directors may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended October 31, 2006, the Fund paid $491,051 in commissions to firms that provide brokerage and research services to the Fund with respect to $481,204,534 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

   ---------------------------------------------------------------------
      Fiscal Year Ended      Total Brokerage Commissions Paid by the
           10/31:                            Fund(1)
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2004                             $439,937
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2005                             $794,276
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2006                             $527,737
   ---------------------------------------------------------------------
1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
10/31:    Class A Shares   Distributor(1)
-------------------------------------------
-------------------------------------------
  2004        $703,510        $204,395
-------------------------------------------
-------------------------------------------
  2005       $1,314,474       $346,285
-------------------------------------------
-------------------------------------------
  2006        $840,552        $240,266
-------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on  Concessions on   Concessions on
Year      Class A Shares   Class B Shares  Class C Shares   Class N Shares
Ended     Advanced by      Advanced by     Advanced by      Advanced by
10/31:    Distributor(1)   Distributor(1)  Distributor(1)   Distributor(1)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004        $17,382         $295,355         $74,562          $30,053
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2005        $43,004         $424,315         $128,017         $31,899
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2006        $18,920         $270,936         $66,755          $11,156
-----------------------------------------------------------------------------
1.    The   Distributor    advances    concession    payments   to   financial
   intermediaries  for  certain  sales of Class A  shares  and for  sales of
   Class B, Class C and Class N shares  from its own  resources  at the time of sale.

------------------------------------------------------------------------------
Fiscal    Class A          Class B         Class C           Class N
          Contingent       Contingent                        Contingent
Year      Deferred Sales   Deferred Sales  Contingent        Deferred Sales
Ended     Charges          Charges         Deferred Sales    Charges
10/31:    Retained by      Retained by     Charges Retained  Retained by
          Distributor      Distributor     by Distributor    Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2004         $1,323         $101,232          $9,922            $4,636
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2005         $2,564         $125,289          $8,178           $18,483
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2006         $7,369         $124,391          $18,111           $4,783
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted Distribution and Service
Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act.  Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its
Independent Directors specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the
Distributor. The Class A service plan permits reimbursements to the
Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

      The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If
Class A shares purchased in a grandfathered retirement plan prior to March 1,
2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of those fees. For
Class A shares purchased in grandfathered retirement plans on or after March
1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

      For the fiscal year ended October 31, 2006 payments under the Class A distribution and service plan totaled $862,463, of which $14,332 was service fee payments retained by the Distributor in connection with the grandfathered retirement accounts, described above, and included $32,152 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution and Service Plan Fees. Under
each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.  If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

--------------------------------------------------------------------------------
   Distribution and Service Fees Paid to the Distributor for the Fiscal Year
                                Ended 10/31/06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class:      Total Payments      Amount       Distributor's    Distributor's
                                                  Aggregate      Unreimbursed
                                                 Unreimbursed    Expenses as %
                                 Retained by    Expenses Under   of Net Assets
                 Under Plan      Distributor         Plan          of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan      $765,315       $558,795(1)       $625,348          0.82%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan      $517,710       $98,857(2)        $584,895          1.06%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan      $89,847        $90,130(3)        $249,221          1.31%
--------------------------------------------------------------------------------
1.    Includes  $8,406  paid  to an  affiliate  of  the  Distributor's  parent company.
2.    Includes  $13,305  paid  to an  affiliate  of the  Distributor's  parent company.
3.    Includes $4,844 paid to an affiliate of the Distributor's parent company

      All payments under the plans are subject to the  limitations  imposed by the Conduct  Rules of the NASD on payments of  asset-based  sales  charges and service fees.

The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.
If either Class B, Class C or Class N plan is terminated by the Fund, the
Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI.
Additionally, the Manager and/or the Distributor (including their affiliates)
may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor.
The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your
              Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from the Fund's assets and
              allocated to the class of shares to which the plan relates (see
              "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
              Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs,
              transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
              self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and
              Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

Advantage Capital Corp./Financial       Advest, Inc.
Services Corp.
Aegon USA                               Aetna Retirement Services, Inc.
A.G. Edwards & Sons, Inc.               AIG Life
Allianz Life Insurance Company          Allmerica Financial Life Insurance
                                        and Annuity Co.
Allstate Financial Advisors             American Enterprise Life Insurance
American General Securities, Inc.       American General Annuity
Ameriprise Financial Services, Inc.     American Portfolio Financial
                                        Services, Inc.
Ameritas Life Insurance Corporation     Annuity Investors Life
Associated Securities                   AXA Advisors
Banc One Securities Corp.               BNY Investment Center, Inc.
Cadaret Grant & Co. Inc.                Charles Schwab - Great West Life
Chase Investment Services Corp.         CitiCorp Investment Services, Inc.
Citigroup Global Markets, Inc. (SSB)    CitiStreet
Citizens Bank of Rhode Island           CJM Planning Corp.
Columbus Life Insurance Company         Commonwealth Financial Network
CUNA Brokerage Services, Inc.           CUSO Financial Services, L.P.
Federal Kemper Life Assurance Company   Financial Network (ING)
First Global Capital                    GE Financial Assurance - GE Life &
                                        Annuity
Glenbrook Life and Annuity Co.          Hartford
HD Vest                                 HSBC Brokerage (USA) Inc.
ING Financial Advisers                  ING Financial Partners
Jefferson Pilot Life Insurance Company  Jefferson Pilot Securities Corp.
John Hancock Life Insurance Co.         Kemper Investors Life Insurance Co.
Legend Equities Corp.                   Legg Mason
Lincoln Benefit Life                    Lincoln Financial
Lincoln Investment Planning, Inc.       Lincoln National Life
Linsco Private Ledger                   MassMutual Financial Group and
                                        affiliates
McDonald Investments, Inc.              Merrill Lynch & Co. and affiliates
MetLife and affiliates                  Minnesota Life Insurance Company
Mony Life Insurance Co.                 Morgan Stanley Dean Witter, Inc.
Multi-Financial (ING)                   Mutual Service Corporation
National Planning Holdings, Inc.        Nationwide and affiliates
NFP                                     New York Life Securities, Inc.
Park Avenue Securities LLC              PFS Investments, Inc.
Prime Capital Services, Inc.            Primevest Financial Services, Inc.
                                        (ING)
Protective Life Insurance Co.           Prudential Investment Management
                                        Services LLC
Raymond James & Associates              Raymond James Financial Services
RBC Dain Rauscher Inc.                  Royal Alliance
Securities America Inc.                 Security Benefit Life Insurance Co.
Sentra Securities                       Signator Investments
Sun Life Assurance Company of Canada    SunAmerica Securities, Inc.
SunTrust Securities                     Thrivent
Travelers Life & Annuity Co., Inc.      UBS Financial Services Inc.
Union Central Life Insurance Company    United Planners
Valic Financial Advisors, Inc.          Wachovia Securities LLC
Walnut Street Securities (Met Life      Waterstone Financial Group
Network)
Wells Fargo Investments, LLC

      For the year ended December 31, 2006, the following firms, which in some cases are broker-dealers, received payments from the Manager or
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

ABN AMRO Financial Services Inc.        ACS HR Solutions LLC
Administrative Management Group         ADP Broker/Dealer Inc.
Aetna Financial Services                Alliance Benefit Group
American Stock Transfer & Trust Co      Ameriprise Financial Services, Inc.
Baden Retirement Plan Services LLC      Banc One Securities Corp.
BCG Securities                          Benefit Administration Company LLC
Benefit Administration Inc.             Benefit Plans Administrative
                                        Services
Benetech Inc.                           Bisys Retirement Services
Boston Financial Data Services Inc.     Ceridian Retirement Plan Services
Charles Schwab & Co Inc.                Charles Schwab Trust Company
Circle Trust Company                    Citigroup Global Markets Inc.
CitiStreet                              City National Bank
Columbia Funds Distributor Inc.         CPI Qualified Plan Consultants Inc.
Daily Access.Com Inc.                   Digital Retirement Solutions
DST Systems Inc.                        Dyatech LLC
Edgewood/Federated Investments          ERISA Administrative Services Inc.
Expert Plan Inc.                        FASCorp
FBD Consulting Inc.                     Fidelity Institutional Operations
                                        Co.
Fidelity Investments                    First National Bank of Omaha
First Trust Corp.                       First Trust-Datalynx
Franklin Templeton                      Geller Group LTD
GoldK Inc.                              Great West Life & Annuity Ins Co.
Hartford Life Insurance Co              Hewitt Associates LLC
ICMA-RC Services LLC                    Independent Plan Coordinators Inc.
ING                                     Ingham Group
Interactive Retirement Systems          Invesco Retirement Plans
Invesmart                               InWest Pension Management
John Hancock Life Insurance Co.         JPMorgan Chase & Co
JPMorgan Chase Bank                     July Business Services
Kaufman & Goble                         Leggette & Company Inc.
Lincoln National Life                   MassMutual Financial Group and
                                        affiliates
Matrix Settlement & Clearance Services  Mellon HR Solutions
Mercer HR Services                      Merrill Lynch & Co., Inc.
Metavante 401(k) Services               Metlife Securities Inc.
MFS Investment Management               Mid Atlantic Capital Corp.
Milliman Inc.                           Morgan Stanley Dean Witter Inc.
National City Bank                      National Financial Services Corp.
Nationwide Investment Service Corp.     New York Life Investment Management
Northeast Retirement Services           Northwest Plan Services Inc.
Pension Administration and Consulting   PFPC Inc.
Plan Administrators Inc.                PlanMember Services Corporation
Princeton Retirement Group Inc.         Principal Life Insurance Co
Programs for Benefit Plans Inc.         Prudential Retirement Insurance &
                                        Annuity Co.
Prudential Retirement Services          PSMI Group
Putnam Investments                      Quads Trust Company
RSM McGladrey Retirement Resources      SAFECO
Standard Insurance Co                   Stanley Hunt DuPree Rhine
Stanton Group Inc.                      State Street Bank & Trust
Strong Capital Management Inc.          Symetra Investment Services Inc.
T Rowe Price Associates                 Taylor Perky & Parker LLC
Texas Pension Consultants               The 401(K) Company
The Chicago Trust Company               The Retirement Plan Company LLC
The Vanguard Group                      TruSource
Unified Fund Services Inc.              Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)               Valic Retirement Services Co
Wachovia Bank NA                        Web401k.com
Wells Fargo Bank NA                     Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information during periods in which the Fund had a different investment objective and different investment strategies.
         Therefore such returns are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). Unless otherwise noted,
Class A shares total returns reflect the historical performance of the Class
A shares of the Fund (formerly Capital shares; see the section entitled
"Organization and History") as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers).
Class A shares are subject to a maximum annual 0.25% asset-based sales charge currently. The asset-based sales charge is subject to a voluntary waiver of a portion or all of the charge as described in the Prospectus, and the Board of
Directors has set the rate at zero. For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

          - 1  = Average Annual Total
ERV   l/n      Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an
ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of
Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P
o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
           The Fund's Total Returns for the Periods Ended 10/31/2006
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
              years or
Shares     life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year           5-Years          10-Years
                                                (or life of       (or life of
                                               class if less)   class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     147.81%  162.92%   11.62%   18.43%   10.13%  11.45%   9.50%    10.15%
A(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     148.45%  148.45%   12.37%   17.37%   10.25%  10.52%   9.88%    9.88%
B(2)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     140.34%  140.34%   16.39%   17.39%   10.53%  10.53%   9.50%    9.50%
C(3)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class      51.70%   51.70%   16.93%   17.93%   11.05%  11.05%   7.63%    7.63%
N(4)
---------------------------------------------------------------------------------
1. Inception of Class A: 2/13/87.
2. Inception of Class B: 3/3/97.
3. Inception of Class C: 3/3/97.
4. Inception of Class N: 3/1/01.

-----------------------------------------------------------------------------
  Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                      For the Periods Ended 10/31/2006
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                 1-Year         5-Years         10-Years
                                              (or life of      (or life of
                                             class if less)  class if less)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on Distributions     9.88%           9.32%            6.44%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                   9.37%           8.55%            6.60%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------------------
   1. Inception of Class A: 2/13/87

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this SAI.
The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc.
("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among large value funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix B to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer MidCap Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer New Jersey Municipal Fund
Oppenheimer Balanced Fund                 Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Baring China Fund                Oppenheimer Portfolio Series:
Oppenheimer Baring Japan Fund                Active Allocation Fund
Oppenheimer Core Bond Fund                   Equity Investor Fund
Oppenheimer California Municipal Fund        Conservative Investor Fund
Oppenheimer Capital Appreciation Fund     Moderate Investor Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Income Fund           Street Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Champion Income Fund          Street Fund II
Oppenheimer Commodity Strategy Total      Oppenheimer Principal Protected Main
Return Fund                               Street Fund III
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Balanced Fund
Oppenheimer Developing Markets Fund       Oppenheimer Equity Income Fund, Inc.
                                          Oppenheimer Quest International Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Dividend Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Technologies Fund    Oppenheimer Real Estate Fund
                                          Oppenheimer Rochester Arizona Municipal
Oppenheimer Enterprise Fund               Fund
                                          Oppenheimer Rochester Maryland
Oppenheimer Equity Fund, Inc.             Municipal Fund
                                          Oppenheimer Rochester Massachusetts
Oppenheimer Global Fund                   Municipal Fund
                                          Oppenheimer Rochester Michigan
Oppenheimer Global Opportunities Fund     Municipal Fund
                                          Oppenheimer Rochester Minnesota
Oppenheimer Gold & Special Minerals Fund  Municipal Fund
                                          Oppenheimer Rochester National
Oppenheimer Growth Fund                   Municipals
                                          Oppenheimer Rochester North Carolina
Oppenheimer International Bond Fund       Municipal Fund
Oppenheimer International Diversified     Oppenheimer Rochester Ohio Municipal
Fund                                      Fund
                                          Oppenheimer Rochester Virginia
Oppenheimer International Growth Fund     Municipal Fund
Oppenheimer International Small Company
Fund                                      Oppenheimer Select Value Fund
Oppenheimer International Value Fund      Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California
Municipal Fund                            Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund  Oppenheimer Strategic Income Fund
Oppenheimer Limited Term Municipal Fund   Oppenheimer U.S. Government Trust
Oppenheimer Main Street Fund              Oppenheimer Value Fund
Oppenheimer Main Street Opportunity Fund  Limited-Term New York Municipal Fund
Oppenheimer Main Street Small Cap Fund    Rochester Fund Municipals

LifeCycle Funds                           Oppenheimer SMA Core Bond Fund
  Oppenheimer Transition 2010 Fund        Oppenheimer SMA International Bond Fund
                                          Oppenheimer Baring SMA International
  Oppenheimer Transition 2015 Fund        Fund
  Oppenheimer Transition 2020 Fund
      Oppenheimer Transition 2030 Fund

And the following money market funds:
Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Institutional Money Market
Fund                                      Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class
A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. Purchases made up to 90 days before the date that you submit a Letter of Intent will be included in that determination. Class A shares of Oppenheimer Money Market
Fund, Inc. and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent deferred sales charge)
do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this SAI and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a
Prospectus of the selected fund(s) from your financial adviser (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this SAI .  Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce
Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill
Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent or an affiliate compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.
While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

      Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the Prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B to this SAI) which have entered into a special agreement with the Distributor for that purpose,

o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisers that are identified in a special agreement between the broker-dealer or financial adviser and the Distributor for that purpose.
   The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
            Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
            Custom Plus, Recordkeeper Pro and Pension Alliance Retirement
            Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I
Want To," or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to

change) states that it will close on New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation. The Fund's Board of Directors has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Directors, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and
"asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the
Manager from two active market makers. In certain cases that may be at the
"bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C and Class N shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days.

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix B to this SAI).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this SAI.

      Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Rochester Arizona
                                             Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Rochester Maryland
                                             Municipal Fund
   Oppenheimer AMT-Free New York Municipals  Oppenheimer Rochester Massachusetts
                                             Municipal Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester Michigan
                                             Municipal Fund
   Oppenheimer Institutional Money Market    Oppenheimer Rochester Minnesota
   Fund                                      Municipal Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Oppenheimer Rochester North Carolina
   Municipal Fund                            Municipal Fund
   Oppenheimer Limited Term Municipal Fund   Oppenheimer Rochester Ohio Municipal
                                             Fund
   Oppenheimer Money Market Fund, Inc.       Oppenheimer Rochester Virginia
                                             Municipal Fund
   Oppenheimer New Jersey Municipal Fund     Oppenheimer Senior Floating Rate Fund
   Oppenheimer Principal Protected Main      Rochester Fund Municipals
   Street Fund II
   Oppenheimer Pennsylvania Municipal Fund

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer AMT-Free New York Municipals Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Balanced Fund                Oppenheimer Equity Income Fund, Inc.
   Oppenheimer California Municipal Fund    Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Capital Income Fund           Oppenheimer Rochester Arizona Municipal
                                             Fund
   Oppenheimer Cash Reserves                 Oppenheimer Rochester Maryland
                                             Municipal Fund
   Oppenheimer Convertible Securities Fund   Oppenheimer Rochester Massachusetts
                                             Municipal Fund
   Oppenheimer Dividend Growth Fund          Oppenheimer Rochester Michigan
                                             Municipal Fund
   Oppenheimer Gold & Special Minerals Fund  Oppenheimer Rochester Minnesota
                                             Municipal Fund
   Oppenheimer Institutional Money Market    Oppenheimer Rochester National
   Fund                                      Municipals
   Oppenheimer Limited Term California       Oppenheimer Rochester North Carolina
   Municipal Fund                            Municipal Fund
   Oppenheimer Limited Term Municipal Fund   Oppenheimer Rochester Ohio Municipal
                                             Fund
   Oppenheimer New Jersey Municipal Fund     Oppenheimer Rochester Virginia
                                             Municipal Fund
   Oppenheimer Pennsylvania Municipal Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o        Oppenheimer  Institutional  Money  Market Fund only  offers  Class E,
      Class L, and Class P shares.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
      Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of certain money market funds offered by the Distributor.
      Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II
      until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund
      III until after the expiration of the warranty period (12/16/2011).
o     Class A, Class B, Class C and Class N shares of Oppenheimer Developing
      Markets Fund may be acquired by exchange only with a minimum initial investment of $50,000. An existing shareholder of that fund may make additional exchanges into that fund with as little as $50.
o     Shares of Oppenheimer International Small Company Fund may be acquired only by existing shareholders of that fund. Existing shareholders may make exchanges into the fund with as little as $50.
o     In most cases, shares of Oppenheimer Small- & Mid-Cap Value Fund may be acquired only by shareholders who currently own shares of that Fund.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Oppenheimer
Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Limited Term California
Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the
Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an
Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      Dividends, Capital Gains and Taxes

      Dividends and Distributions. The Fund does not have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by the
Fund will vary depending on market conditions and the composition of the
Fund's portfolio. The Fund intends to distribute substantially all of its net investment income, if any. The Fund will also distribute all net realized capital gains, if any, and from time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with
Federal tax requirements.

      Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A shares.
That is because of the effect of the asset-based sales charge on Class B,
Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue
Code (the "IRC") described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

            Qualification as a Regulated Investment Company. The Fund has
elected to be taxed as a regulated investment company ("RIC") under
Subchapter M of the IRC. As long as the Fund continues to qualify as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that it distributes to shareholders. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from federal income tax).

      The IRC contains a number of complex tests relating to qualification as a RIC that the Fund might not meet during a particular year. If it does not qualify as a RIC, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders and distributions to shareholders from the Fund's earnings and profits would be taxable as ordinary dividend income, eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning on or before December 31, 2010) and the dividends-received deduction for corporate shareholders.

      To qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (in brief, its net investment income and its capital gain net income) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of investment income and capital gain net income for the taxable year and will therefore count toward satisfaction of this requirement. The Fund must also satisfy certain other requirements of the IRC, some of which are described below.

      To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the RIC's principal business of investing in stock or securities), certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in certain "qualified publicly traded partnerships."

      In addition to satisfying the requirements described above, in order to qualify as a RIC, the Fund must satisfy an asset diversification test. Under that test, at the close of each fiscal quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and the securities of other issuers. As to each of those "other issuers," the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of any such issuer and the Fund must not hold more than 10% of the outstanding voting securities of any such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         Excise Tax on Regulated Investment Companies. Under the IRC, if the
Fund does not distribute 98% of its taxable investment income earned from
January 1 through December 31 each year and 98% of its capital gain net income realized in the period from November 1 of the prior year through
October 31 of the current year, (plus certain undistributed amounts from the previous years) it must pay a non-deductible excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet those requirements, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. The Board and the Manager might determine in a particular year, however, that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. In such event, a Fund will be liable for the tax on the amount by which it does not meet the foregoing distribution requirements, which may reduce the amount of income or capital gains available for distribution to shareholders.

      Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      For corporate shareholders, special provisions of the IRC govern the eligibility of the Fund's dividends for the dividends-received deduction.
Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      For regular dividends paid to non-corporate shareholders, special rules also apply with respect to taxable years beginning on or before December 31,
2010. Such dividends  may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.

      For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another
RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long-term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. The United
States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The
Fund may be subject to U.S. federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders.

      If the Fund were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.
In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

      Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S.
Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

      So long as the Fund qualifies as a RIC, if certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat any foreign income taxes paid by it as paid by its shareholders. The
Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled (subject to certain limitations) to credit the amount included in his income against such shareholder's U.S. tax due, if any, or to deduct such amount from such shareholder's U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources bears to his entire taxable income. This limitation may be applied separately to certain categories of income and the related foreign taxes. However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual's gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation. As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the
Fund which represents income derived from sources within foreign countries.
Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund will be considered to be U.S.-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IR.

         Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the IRC apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      If a shareholder recognizes a loss with respect to the Fund's shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the
Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.
If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      For taxable years beginning before January 1, 2008, properly designated dividends are generally exempt from U.S. federal withholding tax on non-resident aliens when they (i) are paid in respect of the Fund's
"qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10%
shareholder, reduced by expenses that are allocable to such income) or (ii)
are paid in respect of the Fund's "qualified short-term capital gains"
(generally, the excess of the Fund's net short-term capital gain over the
Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from non resident alien withholding. In order to qualify for this exemption from withholding, a
non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

      Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests"
("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in
"U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than
50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of
35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a Real Estate Investment Trust
("REIT") or (until December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

      A foreign shareholder, however, achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than
50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT that is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the
1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described in this
SAI. Foreign shareholders are urged to consult their own tax advisers or the
IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a
Prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other
Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Brown Brothers Harriman & Co. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.
KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

STATEMENT OF INVESTMENTS  April 30, 2007 / Unaudited
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.2%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.0%
Cheesecake Factory, Inc. (The) 1                      179,300   $     4,948,680
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.6%
Centex Corp.                                          300,100        13,435,477
--------------------------------------------------------------------------------
MEDIA--5.7%
Lamar Advertising Co., Cl. A                          120,300         7,258,902
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                   108,221        11,331,821
--------------------------------------------------------------------------------
WPP Group plc, Sponsored ADR                          146,600        10,886,516
                                                                ----------------
                                                                     29,477,239

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.9%
Chico's FAS, Inc. 1                                   202,400         5,335,264
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                  544,100        15,174,949
                                                                ----------------
                                                                     20,510,213

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Smithfield Foods, Inc. 1                              168,000         5,135,760
--------------------------------------------------------------------------------
ENERGY--10.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.2%
FMC Technologies, Inc. 1                              185,100        13,119,888
--------------------------------------------------------------------------------
Grant Prideco, Inc. 1                                  51,500         2,654,310
--------------------------------------------------------------------------------
National Oilwell Varco, Inc. 1                         70,200         5,956,470
                                                                ----------------
                                                                     21,730,668

--------------------------------------------------------------------------------
OIL & GAS--5.8%
ConocoPhillips                                        209,400        14,521,890
--------------------------------------------------------------------------------
Hess Corp.                                            162,200         9,204,850
--------------------------------------------------------------------------------
Range Resources Corp.                                 174,800         6,388,940
                                                                ----------------
                                                                     30,115,680

--------------------------------------------------------------------------------
FINANCIALS--24.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.1%
Bank of New York Co., Inc. (The)                      281,200        11,382,976

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
Merrill Lynch & Co., Inc.                              54,300   $     4,899,489
                                                                ----------------
                                                                     16,282,465

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
Prosperity Bancshares, Inc.                            77,500         2,688,475
--------------------------------------------------------------------------------
Zions Bancorp                                         154,000        12,597,200
                                                                ----------------
                                                                     15,285,675

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--8.6%
Citigroup, Inc.                                       396,300        21,249,606
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                  453,300        23,616,930
                                                                ----------------
                                                                     44,866,536

--------------------------------------------------------------------------------
INSURANCE--7.9%
Everest Re Group Ltd.                                 121,000        12,177,440
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)         114,500        11,587,400
--------------------------------------------------------------------------------
OneBeacon Insurance Group Ltd.                        196,100         4,775,035
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                           134,100         7,261,515
--------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                        104,000         4,950,400
                                                                ----------------
                                                                     40,751,790

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--2.2%
AMB Property Corp.                                     90,700         5,524,537
--------------------------------------------------------------------------------
CBL & Associates Properties, Inc.                     125,600         5,708,520
                                                                ----------------
                                                                     11,233,057

--------------------------------------------------------------------------------
HEALTH CARE--12.7%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Beckman Coulter, Inc.                                  87,700         5,508,437
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.4%
DaVita, Inc. 1                                         96,500         5,269,865
--------------------------------------------------------------------------------
Health Net, Inc. 1                                    188,500        10,190,310
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                      93,300         7,367,901
                                                                ----------------
                                                                     22,828,076

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.1%
Invitrogen Corp. 1                                    165,400   $    10,828,738
--------------------------------------------------------------------------------
PHARMACEUTICALS--5.1%
Abbott Laboratories                                   211,900        11,997,778
--------------------------------------------------------------------------------
Roche Holding AG                                       76,900        14,529,977
                                                                ----------------
                                                                     26,527,755

--------------------------------------------------------------------------------
INDUSTRIALS--13.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--7.7%
Boeing Co.                                            113,700        10,574,100
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                144,600         7,274,826
--------------------------------------------------------------------------------
Goodrich Corp.                                        123,400         7,014,056
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                     170,400        15,324,072
                                                                ----------------
                                                                     40,187,054

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.0%
UTi Worldwide, Inc.                                   223,000         5,233,810
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.1%
ChoicePoint, Inc. 1                                   146,800         5,573,996
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.4%
General Electric Co.                                  196,800         7,254,048
--------------------------------------------------------------------------------
MACHINERY--2.6%
Joy Global, Inc.                                      157,000         7,948,910
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                    98,400         5,504,496
                                                                ----------------
                                                                     13,453,406

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.4%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.0%
EMC Corp. 1                                           705,000        10,701,900
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.3%
Amphenol Corp., Cl. A                                 209,400         7,352,034
--------------------------------------------------------------------------------
CDW Corp.                                              83,100         5,984,031
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                                   602,100        14,028,930
                                                                ----------------
                                                                    27,364,995

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--1.2%
CACI International, Inc., Cl. A 1                     139,400   $     6,374,762
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--2.2%
Zebra Technologies Corp., Cl. A 1                     284,200        11,308,318
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.7%
KLA-Tencor Corp.                                      160,800         8,932,440
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd., ADR      486,544         5,128,174
                                                                ----------------
                                                                     14,060,614

--------------------------------------------------------------------------------
MATERIALS--1.4%
--------------------------------------------------------------------------------
CHEMICALS--1.4%
Cytec Industries, Inc.                                135,300         7,427,970
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
Windstream Corp.                                      375,602         5,491,301
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.2%
Alltel Corp.                                           72,700         4,557,563
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                   39,000         2,993,250
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                   445,000         8,913,350
                                                                ----------------
                                                                     16,464,163

--------------------------------------------------------------------------------
UTILITIES--5.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.5%
Duke Energy Corp.                                     629,300        12,913,236
--------------------------------------------------------------------------------
Southern Co.                                          142,300         5,377,517
                                                                ----------------
                                                                     18,290,753

--------------------------------------------------------------------------------
ENERGY TRADERS--1.0%
Constellation Energy Group, Inc.                       57,500         5,124,400
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.9%
SCANA Corp.                                           111,000         4,831,830
                                                                ----------------
Total Common Stocks
(Cost $447,450,966)                                                 518,609,566

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
SHORT-TERM NOTES--0.3%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.06%, 5/1/07
(Cost $1,400,000)                                $  1,400,000   $     1,400,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $448,850,966)         100.1%      520,009,566
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (0.1)         (594,850)
                                                 -------------------------------
NET ASSETS                                              100.0%  $   519,414,716
                                                 ===============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

April 30, 2007
-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value (cost $448,850,966)--see accompanying statement of investments         $ 520,009,566
-----------------------------------------------------------------------------------------------------------
Cash                                                                                               154,889
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                                       607,585
Interest and dividends                                                                             214,733
Other                                                                                               62,009
                                                                                             --------------
Total assets                                                                                   521,048,782

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                 1,286,652
Distribution and service plan fees                                                                 105,080
Transfer and shareholder servicing agent fees                                                       90,330
Directors' compensation                                                                             71,918
Shareholder communications                                                                          64,926
Other                                                                                               15,160
                                                                                             --------------
Total liabilities                                                                                1,634,066

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $ 519,414,716
                                                                                             ==============

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                         $       1,849
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                     416,189,040
-----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                  517,940
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                  31,544,710
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                               71,161,177
                                                                                             --------------
NET ASSETS                                                                                   $ 519,414,716
                                                                                             ==============

-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $368,132,488 and 12,702,330 shares of capital stock outstanding)                    $ 28.98
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                        $ 30.75
-----------------------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $74,788,286 and
2,896,828 shares of capital stock outstanding)                                         $ 25.82
-----------------------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,240,703 and
2,213,061 shares of capital stock outstanding)                                         $ 25.86
-----------------------------------------------------------------------------------------------

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,253,239 and
680,749 shares of capital stock outstanding)                                           $ 28.28

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 2007
----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $31,957)                    $  4,252,294
----------------------------------------------------------------------------------------
Interest                                                                        312,659
                                                                           -------------
Total investment income                                                       4,564,953

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                               2,162,141
----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                         446,842
Class B                                                                         377,102
Class C                                                                         277,746
Class N                                                                          48,254
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                         310,724
Class B                                                                         102,069
Class C                                                                          72,062
Class N                                                                          56,278
----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                          45,325
Class B                                                                          17,424
Class C                                                                           9,269
Class N                                                                           1,539
----------------------------------------------------------------------------------------
Directors' compensation                                                          15,542
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       3,489
----------------------------------------------------------------------------------------
Administration service fees                                                         750
----------------------------------------------------------------------------------------
Other                                                                            56,124
                                                                           -------------
Total expenses                                                                4,002,680
Less reduction to custodian expenses                                             (1,559)
Less waivers and reimbursements of expenses                                     (22,009)
                                                                           -------------
Net expenses                                                                  3,979,112

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           585,841

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                  31,728,119
Foreign currency transactions                                                    10,028
                                                                           -------------
Net realized gain                                                            31,738,147
----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                   2,883,564
Translation of assets and liabilities denominated in foreign currencies         370,461
                                                                           -------------
Net change in unrealized appreciation                                         3,254,025

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 35,578,013
                                                                           =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS            YEAR
                                                                                            ENDED           ENDED
                                                                                   APRIL 30, 2007     OCTOBER 31,
                                                                                      (UNAUDITED)            2006
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $      585,841   $     428,999
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      31,738,147      45,675,662
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   3,254,025      37,078,653
                                                                                   -------------------------------
Net increase in net assets resulting from operations                                   35,578,013      83,183,314

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                  (455,828)             --
Class B                                                                                        --              --
Class C                                                                                        --              --
Class N                                                                                        --              --
                                                                                   -------------------------------
                                                                                         (455,828)             --
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                               (27,989,675)    (35,134,229)
Class B                                                                                (6,129,518)     (8,357,741)
Class C                                                                                (4,420,960)     (5,324,375)
Class N                                                                                (1,429,839)     (1,754,083)
                                                                                   -------------------------------
                                                                                      (39,969,992)    (50,570,428)

------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                               (11,586,997)     18,026,045
Class B                                                                                  (611,877)     (1,297,118)
Class C                                                                                 3,026,679       5,624,017
Class N                                                                                   356,117       1,395,263
                                                                                   -------------------------------
                                                                                       (8,816,078)     23,748,207

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                             (13,663,885)     56,361,093
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   533,078,601     476,717,508
                                                                                   -------------------------------
End of period (including accumulated net investment income of $517,940 and
$387,927, respectively)                                                            $  519,414,716   $ 533,078,601
                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     SIX MONTHS                                                              YEAR
                                                          ENDED                                                             ENDED
                                                 APRIL 30, 2007                                                          OCT. 31,
CLASS A                                             (UNAUDITED)         2006         2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   29.15    $   27.34    $   26.89     $   23.71    $   19.07    $   20.91
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .07 1        .09 1       (.05) 1       (.10)        (.09)        (.13)
Net realized and unrealized gain (loss)                    1.92         4.61         2.58          3.45         4.73        (1.25)
                                                      -----------------------------------------------------------------------------
Total from investment operations                           1.99         4.70         2.53          3.35         4.64        (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                       (.03)          --           --            --           --           --
Distributions from net realized gain                      (2.13)       (2.89)       (2.08)         (.17)          --         (.46)
                                                      -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (2.16)       (2.89)       (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $   28.98    $   29.15    $   27.34     $   26.89    $   23.71    $   19.07
                                                      =============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.18%       18.43%        9.80%        14.22%       24.33%       (6.90)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 368,133    $ 382,512    $ 339,703     $ 252,661    $ 193,955    $ 150,161
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 368,313    $ 369,074    $ 309,617     $ 225,711    $ 165,906    $ 164,479
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.47%        0.32%       (0.19)%       (0.37)%      (0.43)%      (0.61)%
Total expenses                                             1.31%        1.29%        1.34%         1.40%        1.56%        1.71%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                      1.31%        1.28%        1.34%         1.40%        1.56%        1.71%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      41%          56%          89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     SIX MONTHS                                                              YEAR
                                                          ENDED                                                             ENDED
                                                 APRIL 30, 2007                                                          OCT. 31,
CLASS B                                             (UNAUDITED)        2006          2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  26.27     $ 25.11     $   25.07     $   22.31    $   18.09    $   19.99
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1     (.14) 1       (.28) 1       (.29)        (.22)        (.19)
Net realized and unrealized gain (loss)                    1.73        4.19          2.40          3.22         4.44        (1.25)
                                                       ----------------------------------------------------------------------------
Total from investment operations                           1.68        4.05          2.12          2.93         4.22        (1.44)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                         --          --            --            --           --           --
Distributions from net realized gain                      (2.13)      (2.89)        (2.08)         (.17)          --         (.46)
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (2.13)      (2.89)        (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  25.82     $ 26.27     $   25.11     $   25.07    $   22.31    $   18.09
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         6.74%      17.37%         8.81%        13.22%       23.33%       (7.53)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 74,788     $76,583     $  74,004     $  64,069    $  55,449    $  42,010
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 76,104     $76,606     $  73,417     $  60,460    $  46,785    $  42,900
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.41)%     (0.58)%       (1.10)%       (1.26)%      (1.23)%      (1.30)%
Total expenses                                             2.18%       2.19%         2.25%         2.30%        2.43%        2.41%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                      2.18%       2.19%         2.25%         2.30%        2.36%        2.41%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      41%         56%           89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                     SIX MONTHS                                                              YEAR
                                                          ENDED                                                             ENDED
                                                 APRIL 30, 2007                                                          OCT. 31,
CLASS C                                             (UNAUDITED)         2006         2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  26.31     $  25.14     $  25.10     $   22.34    $   18.11    $   20.01
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1      (.14) 1      (.27) 1       (.29)        (.14)        (.13)
Net realized and unrealized gain (loss)                    1.73         4.20         2.39          3.22         4.37        (1.31)
                                                       ----------------------------------------------------------------------------
Total from investment operations                           1.68         4.06         2.12          2.93         4.23        (1.44)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                         --           --           --            --           --           --
Distributions from net realized gain                      (2.13)       (2.89)       (2.08)         (.17)          --         (.46)
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (2.13)       (2.89)       (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  25.86     $  26.31     $  25.14     $   25.10    $   22.34    $   18.11
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         6.72%       17.39%        8.80%        13.20%       23.36%       (7.52)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 57,241     $ 54,971     $ 46,560     $  34,414    $  30,510    $  16,979
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 56,056     $ 51,822     $ 42,635     $  32,051    $  20,901    $  15,323
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.39)%      (0.57)%      (1.09)%       (1.26)%      (1.24)%      (1.30)%
Total expenses                                             2.16%        2.17%        2.24%         2.31%        2.43%        2.41%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                      2.16%        2.17%        2.24%         2.31%        2.36%        2.41%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      41%          56%          89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   SIX MONTHS                                                                YEAR
                                                        ENDED                                                               ENDED
                                               APRIL 30, 2007                                                            OCT. 31,
CLASS N                                           (UNAUDITED)           2006         2005          2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  28.52      $   26.91     $  26.61     $   23.56    $   19.00    $   20.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               -- 1,2       (.03) 1      (.16) 1       (.19)        (.15)        (.17)
Net realized and unrealized gain (loss)                  1.89           4.53         2.54          3.41         4.71        (1.25)
                                                     ------------------------------------------------------------------------------
Total from investment operations                         1.89           4.50         2.38          3.22         4.56        (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                       --             --           --            --           --           --
Distributions from net realized gain                    (2.13)         (2.89)       (2.08)         (.17)          --         (.46)
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.13)         (2.89)       (2.08)         (.17)          --         (.46)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $  28.28      $   28.52     $  26.91     $   26.61    $   23.56    $   19.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       6.95%         17.93%        9.31%        13.75%       24.00%       (7.10)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 19,253      $  19,013     $ 16,451     $  10,554    $   6,408    $   2,983
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 19,467      $  17,985     $ 13,849     $   8,724    $   4,218    $   1,475
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                      0.02%         (0.12)%      (0.61)%       (0.78)%      (0.75)%      (0.88)%
Total expenses                                           1.97%          1.90%        2.08%         2.20%        1.97%        1.87%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                                    1.74%          1.72%        1.76%         1.81%        1.87%        1.87%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    41%            56%          89%           61%          74%          75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with Oppenheimer Capital LLC.

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone.
Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B,
C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES  VALUATION.  The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business.  Securities  may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized  by the Board of Directors.  Securities  listed or traded on National
Stock  Exchanges or other  domestic  exchanges are valued based on the last sale price of the security  traded on that exchange prior to the time when the Fund's assets are  valued.  Securities  traded on  NASDAQ(R)  are  valued  based on the closing  price  provided by NASDAQ prior to the time when the Fund's  assets are valued.  In the absence of a sale, the security is valued at the last sale price on the prior  trading  day, if it is within the spread of the closing  "bid" and
"asked"  prices,  and if not,  at the closing  bid price.  Securities  traded on foreign  exchanges  are  valued  based on the last sale  price on the  principal exchange on which the security is traded, as identified by the portfolio pricing service,  prior to the time when the Fund's assets are valued. In the absence of a sale,  the security is valued at the official  closing  price on the principal
exchange.  Corporate,   government  and  municipal  debt  instruments  having  a
remaining  maturity in excess of sixty days and all  mortgage-backed  securities will be  valued  at the mean  between  the "bid"  and  "asked"  prices.  Futures contracts  traded on a  commodities  or futures  exchange  will be valued at the final settlement  price or official  closing price on the principal  exchange as reported by such  principal  exchange at its trading  session ending at, or most recently  prior to, the time when the  Fund's  assets are  valued.  Options  are valued daily based upon the last sale price on the  principal  exchange on which the option is traded.  Securities  (including  restricted  securities) for which market  quotations  are not  readily  available  are valued at their fair value.
Foreign and domestic  securities  whose values have been materially  affected by what the Manager  identifies as a significant  event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is  determined  in good  faith  using  consistently  applied procedures  under the  supervision  of the Board of  Directors.  Investments  in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value.  Short-term  "money market type" debt securities with  remaining  maturities  of sixty days or less are valued at amortized  cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2007, the Fund's projected benefit obligations were increased by
$9,212 and payments of $2,203 were made to retired directors, resulting in an accumulated liability of $65,947 as of April 30, 2007.

      The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The
Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of directors' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include  interest  expense  incurred by the Fund on any cash  overdrafts  of its custodian  account during the period.  Such cash  overdrafts may result from the effects  of  failed  trades  in  portfolio  securities  and from  cash  outflows resulting from  unanticipated  shareholder  redemption  activity.  The Fund pays interest to its  custodian on such cash  overdrafts,  to the extent they are not offset by positive cash balances  maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian  expenses" line item, if  applicable,  represents  earnings on cash  balances  maintained  by the Fund during the period.  Such interest  expense and other  custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized one billion shares of $0.0001 par value capital stock in aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                               SIX MONTHS ENDED APRIL 30, 2007     YEAR ENDED OCTOBER 31, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------

CLASS A
Sold                                1,259,482    $  35,826,455     3,428,582    $   94,959,032
Dividends and/or
distributions reinvested              936,594       25,924,915     1,216,605        31,765,567
Redeemed                           (2,617,267)     (73,338,367)   (3,947,226)     (108,698,554)
                                   ------------------------------------------------------------
Net increase (decrease)              (421,191)   $ (11,586,997)      697,961    $   18,026,045
                                   ============================================================

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK Continued

                               SIX MONTHS ENDED APRIL 30, 2007     YEAR ENDED OCTOBER 31, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------

CLASS B
Sold                                  246,810    $   6,272,563       662,085    $   16,582,767
Dividends and/or
distributions reinvested              236,422        5,849,087       332,565         7,888,450
Redeemed                             (501,744)     (12,733,527)   (1,026,360)      (25,768,335)
                                     ----------------------------------------------------------
Net decrease                          (18,512)   $    (611,877)      (31,710)   $   (1,297,118)
                                     ==========================================================

-----------------------------------------------------------------------------------------------
CLASS C
Sold                                  245,506    $   6,259,489       534,433    $   13,374,856
Dividends and/or
distributions reinvested              159,042        3,941,061       203,472         4,832,457
Redeemed                             (281,061)      (7,173,871)     (500,237)      (12,583,296)
                                     ----------------------------------------------------------
Net increase                          123,487    $   3,026,679       237,668    $    5,624,017
                                     ==========================================================

-----------------------------------------------------------------------------------------------
CLASS N
Sold                                   89,286    $   2,470,720       185,780    $    5,032,410
Dividends and/or
distributions reinvested               50,259        1,360,013        64,913         1,664,380
Redeemed                             (125,461)      (3,474,616)     (195,260)       (5,301,527)
                                     ----------------------------------------------------------
Net increase                           14,084    $     356,117        55,433    $    1,395,263
                                     ==========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended
April 30, 2007, were as follows:

                                    PURCHASES            SALES
--------------------------------------------------------------
Investment securities          $  209,135,338    $ 251,987,609

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $400 million          0.85%
                       Next $400 million           0.80
                       Next $400 million           0.75
                       Next $400 million           0.65
                       Next $400 million           0.60
                       Over $2.0 billion           0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Oppenheimer Capital LLC (the
"Sub-Advisor") to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of February 28, 1997, and remaining 120 days later, plus 30% of the fee collected by the Manager on assets in excess of that amount. In each case the fee is calculated after any waivers of the Manager's fee from the Fund. For the six months ended April 30, 2007, the Manager paid
$802,499 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the six months ended April 30, 2007, the Fund paid
$523,190 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a
Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Directors set
the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of a class, the
Board of Directors and its independent directors must determine whether the
Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The
Distributor's aggregate uncompensated expenses under the plan at March 31, 2007 for Class B, Class C and Class N shares were $443,337, $639,223 and $264,852, respectively. Fees incurred by the Fund under the plans are detailed in the
Statement of Operations.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                       CLASS A         CLASS B         CLASS C         CLASS N
                       CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
SIX MONTHS         RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
ENDED              DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------
April 30, 2007      $  118,580      $       87      $   55,616      $    1,873      $      260

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the six months ended April 30, 2007,
OFS waived $22,009 for Class N shares. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of April 30, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation  No. 48 ("FIN 48"),  ACCOUNTING FOR  UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's  financial  statements in accordance  with FASB  Statement No. 109,
ACCOUNTING  FOR INCOME  TAXES.  FIN 48 requires the  evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine  whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment,  will not be fully realized.
FIN 48 is effective for fiscal years  beginning  after  December 15, 2006. As of
April 30, 2007,  the Manager has evaluated the  implications  of FIN 48 and does not currently  anticipate a material impact to the Fund's financial  statements.
The Manager will continue to monitor the Fund's tax positions  prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
7. SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders has been called for June 29, 2007, at which shareholders who owned shares of the Fund on April 10, 2007 will be entitled to vote on a proposal to change the Fund's investment objective from "The Fund seeks capital appreciation" to "The Fund seeks total return." The proposed new investment objective is part of a series of changes by which the Fund would pursue an equity income investment strategy with dividends being an important investment criterion. In addition, if shareholders approve the proposed change to the Fund's investment objective, the Fund's advisory fee schedule would be revised, resulting in a lower advisory fee rate paid by the Fund, the name of the Fund would change to "Oppenheimer Equity Income Fund, Inc.", and the Manager
would assume responsibility for the management of the Fund's portfolio and, consequently, Oppenheimer Capital LLC would be discharged as the Fund's sub-advisor.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Quest Capital Value Fund, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
December 12, 2006

STATEMENT OF INVESTMENTS  October 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--97.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.8%
Gentex Corp.                                           291,521   $    4,638,099
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.2%
Centex Corp.                                           221,300       11,573,990
--------------------------------------------------------------------------------
MEDIA--5.9%
Lamar Advertising Co.,
Cl. A 1                                                126,800        7,313,824
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                    140,421       14,245,710
--------------------------------------------------------------------------------
WPP Group plc,
Sponsored ADR                                          154,600        9,894,400
                                                                 ---------------
                                                                     31,453,934

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.2%
Federated Department
Stores, Inc.                                           144,200        6,331,822
--------------------------------------------------------------------------------
SPECIALTY RETAIL--4.9%
Claire's Stores, Inc.                                  332,100        9,415,035
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                   573,500       16,602,825
                                                                 ---------------
                                                                     26,017,860

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.7%
K-Swiss, Inc., Cl. A                                   258,000        9,112,560
--------------------------------------------------------------------------------
ENERGY--3.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.9%
National Oilwell
Varco, Inc. 1                                           74,000        4,469,600
--------------------------------------------------------------------------------
OIL & GAS--2.8%
ConocoPhillips                                          86,200        5,192,688
--------------------------------------------------------------------------------
Range Resources Corp.                                  158,400        4,300,560
--------------------------------------------------------------------------------
XTO Energy, Inc.                                       120,500        5,622,530
                                                                 ---------------
                                                                     15,115,778

--------------------------------------------------------------------------------
FINANCIALS--31.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.7%
Merrill Lynch & Co.,
Inc.                                                   165,600       14,476,752
--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.6%
M&T Bank Corp.                                          45,300        5,517,993

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Prosperity Bancshares,
Inc.                                                    81,700   $    2,834,173
--------------------------------------------------------------------------------
TCF Financial Corp.                                    188,600        4,909,258
--------------------------------------------------------------------------------
Zions Bancorp                                          208,000       16,723,200
                                                                 ---------------
                                                                     29,984,624

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--9.9%
CIT Group, Inc.                                        177,700        9,249,285
--------------------------------------------------------------------------------
Citigroup, Inc.                                        417,700       20,951,832
--------------------------------------------------------------------------------
JPMorgan
Chase & Co.                                            477,700       22,662,088
                                                                 ---------------
                                                                     52,863,205

--------------------------------------------------------------------------------
INSURANCE--11.3%
Conseco, Inc. 1                                        300,300        6,108,102
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                  127,600       12,655,368
--------------------------------------------------------------------------------
Hartford Financial
Services Group, Inc.
(The)                                                   93,300        8,132,961
--------------------------------------------------------------------------------
MBIA, Inc.                                              82,900        5,141,458
--------------------------------------------------------------------------------
Partnerre Holdings
Ltd.                                                   110,200        7,705,184
--------------------------------------------------------------------------------
Reinsurance Group
of America, Inc.                                       221,700       12,503,880
--------------------------------------------------------------------------------
StanCorp Financial
Group, Inc.                                            172,200        7,867,818
                                                                 ---------------
                                                                     60,114,771

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.2%
MGIC Investment
Corp.                                                  197,000       11,575,720
--------------------------------------------------------------------------------
HEALTH CARE--13.1%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Beckman Coulter, Inc.                                  154,700        8,906,079
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.6%
Laboratory Corp. of
America Holdings 1                                     243,100       16,649,919
--------------------------------------------------------------------------------
Omnicare, Inc.                                          69,300        2,625,084
                                                                 ---------------
                                                                     19,275,003

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--4.5%
Invitrogen Corp. 1                                     174,300   $   10,111,143
--------------------------------------------------------------------------------
Thermo Electron
Corp. 1                                                330,200       14,155,674
                                                                 ---------------
                                                                     24,266,817

--------------------------------------------------------------------------------
PHARMACEUTICALS--3.3%
Pfizer, Inc.                                           220,000        5,863,000
--------------------------------------------------------------------------------
Roche Holdings AG                                       66,000       11,549,536
                                                                 ---------------
                                                                     17,412,536

--------------------------------------------------------------------------------
INDUSTRIALS--9.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--5.5%
DRS Technologies, Inc.                                 152,400        6,739,128
--------------------------------------------------------------------------------
Goodrich Corp.                                         130,100        5,736,109
--------------------------------------------------------------------------------
L-3 Communications
Holdings, Inc.                                         211,500       17,029,980
                                                                 ---------------
                                                                     29,505,217

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.1%
ChoicePoint, Inc. 1                                    154,800        5,633,172
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.4%
General Electric Co.                                   207,400        7,281,814
--------------------------------------------------------------------------------
MACHINERY--1.9%
Actuant Corp., Cl. A                                   108,000        5,544,720
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                    103,700        4,688,277
                                                                 ---------------
                                                                     10,232,997

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.2%
Motorola, Inc.                                         502,700       11,592,262
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.1%
Amphenol Corp., Cl. A                                  110,300        7,489,370
--------------------------------------------------------------------------------
CDW Corp.                                              135,400        8,891,718
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                                    381,800       10,961,478
                                                                 ---------------
                                                                     27,342,566

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--2.1%
Zebra Technologies
Corp., Cl. A 1                                         299,600       11,166,092
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.1%
KLA-Tencor Corp.                                       169,500        8,334,315

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT Continued
Taiwan Semiconductor
Manufacturing Co.
Ltd., ADR                                              880,744   $    8,543,217
                                                                 ---------------
                                                                     16,877,532

--------------------------------------------------------------------------------
MATERIALS--1.4%
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.4%
Smurfit-Stone
Container Corp. 1                                      683,200        7,282,912
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.8%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
Windstream Corp.                                       395,802        5,430,403
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
Alltel Corp.                                            76,700        4,088,877
--------------------------------------------------------------------------------
UTILITIES--7.0%
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--7.0%
Dominion Resources,
Inc.                                                   145,000       11,743,550
--------------------------------------------------------------------------------
Duke Energy Corp.                                      663,300       20,986,812
--------------------------------------------------------------------------------
SCANA Corp.                                            117,000        4,675,321
                                                                 ---------------
                                                                     37,405,683
                                                                 ---------------
Total Common Stocks
(Cost $453,522,617)                                                 521,428,677

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM NOTES--2.2%
--------------------------------------------------------------------------------
Federal Home Loan
Bank, 4.98%, 11/1/06
(Cost $11,854,000)                               $  11,854,000       11,854,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $465,376,617)                                      100.0%     533,282,677
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            0.0         (204,076)
                                                 -------------------------------
NET ASSETS                                               100.0%  $  533,078,601
                                                 ===============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (cost $465,376,617)--see accompanying statement of investments    $  533,282,677
-------------------------------------------------------------------------------------------------------
Cash                                                                                            70,245
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                                   771,883
Interest and dividends                                                                         185,876
Other                                                                                           28,210
                                                                                        ---------------
Total assets                                                                               534,338,891

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                               924,816
Distribution and service plan fees                                                             110,718
Transfer and shareholder servicing agent fees                                                   94,396
Directors' compensation                                                                         62,920
Shareholder communications                                                                      46,411
Other                                                                                           21,029
                                                                                        ---------------
Total liabilities                                                                            1,260,290

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $  533,078,601
                                                                                        ===============

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                    $        1,880
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 425,005,087
-------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              387,927
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions              39,776,555
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                           67,907,152
                                                                                        ---------------
NET ASSETS                                                                              $  533,078,601
                                                                                        ===============

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $382,512,571 and
13,123,521 shares of capital stock outstanding)                                                       $29.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)       $30.93
-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $76,582,576 and 2,915,340 shares
of capital stock outstanding)                                                                         $26.27
-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $54,970,804 and 2,089,574 shares of
capital stock outstanding)                                                                            $26.31
-------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $19,012,650 and 666,665 shares of
capital stock outstanding)                                                                            $28.52

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $84,644)                                 $    7,477,751
-------------------------------------------------------------------------------------------------------
Interest                                                                                       789,931
-------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                             323
-------------------------------------------------------------------------------------------------------
Other income                                                                                    12,011
                                                                                        ---------------
Total investment income                                                                      8,280,016

-------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------
Management fees                                                                              4,322,669
-------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                        862,463
Class B                                                                                        765,315
Class C                                                                                        517,710
Class N                                                                                         89,847
-------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                        605,017
Class B                                                                                        221,794
Class C                                                                                        145,855
Class N                                                                                         93,824
-------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                         72,508
Class B                                                                                         22,499
Class C                                                                                         12,961
Class N                                                                                          1,969
-------------------------------------------------------------------------------------------------------
Directors' compensation                                                                         33,205
-------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                      5,566
-------------------------------------------------------------------------------------------------------
Administration service fees                                                                      1,500
-------------------------------------------------------------------------------------------------------
Other                                                                                          114,832
                                                                                        ---------------
Total expenses                                                                               7,889,534
Less reduction to custodian expenses                                                            (5,566)
Less waivers and reimbursements of expenses                                                    (32,951)
                                                                                        ---------------
Net expenses                                                                                 7,851,017

-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          428,999

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                             $   45,672,731
Foreign currency transactions                                                                    2,931
                                                                                        ---------------
Net realized gain                                                                           45,675,662
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                 36,971,342
Translation of assets and liabilities denominated in foreign currencies                        107,311
                                                                                        ---------------
Net change in unrealized appreciation                                                       37,078,653

-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $   83,183,314
                                                                                        ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                       2006            2005
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        $     428,999    $ (1,948,392)
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      45,675,662      58,633,132
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                  37,078,653     (21,273,522)
                                                                                    ------------------------------
Net increase in net assets resulting from operations                                   83,183,314      35,411,218

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                               (35,134,229)    (20,205,360)
Class B                                                                                (8,357,741)     (5,450,917)
Class C                                                                                (5,324,375)     (2,913,193)
Class N                                                                                (1,754,083)       (840,494)

------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                                18,026,045      81,732,028
Class B                                                                                (1,297,118)      9,594,810
Class C                                                                                 5,624,017      11,963,644
Class N                                                                                 1,395,263       5,726,757

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                         56,361,093     115,018,493
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   476,717,508     361,699,015
                                                                                    ------------------------------
End of period (including accumulated net investment income (loss)
of $387,927 and $(44,003), respectively)                                            $ 533,078,601    $476,717,508
                                                                                    ==============================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     27.34     $     26.89     $     23.71     $     19.07     $     20.91
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .09 1          (.05) 1         (.10)           (.09)           (.13)
Net realized and unrealized gain (loss)                    4.61            2.58            3.45            4.73           (1.25)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           4.70            2.53            3.35            4.64           (1.38)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (2.89)          (2.08)           (.17)             --            (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     29.15     $     27.34     $     26.89     $     23.71     $     19.07
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        18.43%           9.80%          14.22%          24.33%          (6.90)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   382,512     $   339,703     $   252,661     $   193,955     $   150,161
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   369,074     $   309,617     $   225,711     $   165,906     $   164,479
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.32%          (0.19)%         (0.37)%         (0.43)%         (0.61)%
Total expenses                                             1.29%           1.34%           1.40%           1.56%           1.71%
Expenses after payments and waivers
and reduction to custodian expenses                        1.28%           1.34%           1.40%           1.56%           1.71%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      56%             89%             61%             74%             75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS B         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     25.11     $     25.07     $     22.31     $     18.09     $     19.99
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.14) 1         (.28) 1         (.29)           (.22)           (.19)
Net realized and unrealized gain (loss)                    4.19            2.40            3.22            4.44           (1.25)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           4.05            2.12            2.93            4.22           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (2.89)          (2.08)           (.17)             --            (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     26.27     $     25.11     $     25.07     $     22.31           18.09
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.37%           8.81%          13.22%          23.33%          (7.53)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $    76,583     $    74,004     $    64,069     $    55,449     $    42,010
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $    76,606     $    73,417     $    60,460     $    46,785     $    42,900
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.58)%         (1.10)%         (1.26)%         (1.23)%         (1.30)%
Total expenses                                             2.19%           2.25%           2.30%           2.43%           2.41%
Expenses after payments and waivers
and reduction to custodian expenses                        2.19%           2.25%           2.30%           2.36%           2.41%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      56%             89%             61%             74%             75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     25.14     $     25.10     $     22.34     $     18.11     $     20.01
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.14) 1         (.27) 1         (.29)           (.14)           (.13)
Net realized and unrealized gain (loss)                    4.20            2.39            3.22            4.37           (1.31)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           4.06            2.12            2.93            4.23           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (2.89)          (2.08)           (.17)             --            (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     26.31     $     25.14     $     25.10     $     22.34     $     18.11
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.39%           8.80%          13.20%          23.36%          (7.52)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $    54,971     $    46,560     $    34,414     $    30,510     $    16,979
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $    51,822     $    42,635     $    32,051     $    20,901     $    15,323
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.57)%         (1.09)%         (1.26)%         (1.24)%         (1.30)%
Total expenses                                             2.17%           2.24%           2.31%           2.43%           2.41%
Expenses after payments and waivers
and reduction to custodian expenses                        2.17%           2.24%           2.31%           2.36%           2.41%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      56%             89%             61%             74%             75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS N         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     26.91     $     26.61     $     23.56     $     19.00     $     20.88
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.03) 1         (.16) 1         (.19)           (.15)           (.17)
Net realized and unrealized gain (loss)                    4.53            2.54            3.41            4.71           (1.25)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           4.50            2.38            3.22            4.56           (1.42)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (2.89)          (2.08)           (.17)             --            (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     28.52     $     26.91     $     26.61     $     23.56     $     19.00
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.93%           9.31%          13.75%          24.00%          (7.10)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $    19,013     $    16,451     $    10,554     $     6,408     $     2,983
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $    17,985     $    13,849     $     8,724     $     4,218     $     1,475
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.12)%         (0.61)%         (0.78)%         (0.75)%         (0.88)%
Total expenses                                             1.90%           2.08%           2.20%           1.97%           1.87%
Expenses after payments and waivers
and reduction to custodian expenses                        1.72%           1.76%           1.81%           1.87%           1.87%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      56%             89%             61%             74%             75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with Oppenheimer Capital LLC.

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone.
Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B,
C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES  VALUATION.  The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business.  Securities  may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized  by the Board of Directors.  Securities  listed or traded on National
Stock  Exchanges or other  domestic  exchanges are valued based on the last sale price of the security  traded on that exchange prior to the time when the Fund's assets are  valued.  Securities  traded on  NASDAQ(R)  are  valued  based on the closing  price  provided by NASDAQ prior to the time when the Fund's  assets are valued.  In the absence of a sale, the security is valued at the last sale price on the prior  trading  day, if it is within the spread of the closing  "bid" and
"asked"  prices,  and if not,  at the closing  bid price.  Securities  traded on foreign  exchanges  are  valued  based on the last sale  price on the  principal exchan-ge  on which the  security  is traded,  as  identified  by the  portfolio pricing  service,  prior to the time when the Fund's  assets are valued.  In the absence of a sale,  the security is valued at the official  closing price on the principal exchange. Corporate,  government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed  securities will be  valued  at the mean  between  the "bid"  and  "asked"  prices.  Futures contracts  traded on a  commodities  or futures  exchange  will be valued at the final settlement  price or official  closing price on the principal  exchange as reported by such  principal  exchange at its trading  session ending at, or most recently  prior to,  the time when the  Fund's  assets  are  valued.  Securities
(including  restricted  securities) for which market  quotations are not readily available are valued at their fair value.  Foreign and domestic securities whose values  have  been  materially  affected  by what the  Manager  identifies  as a significant  event  occurring  before the Fund's assets are valued but after the close  of  their  respective  exchanges  will  be fair  valued.  Fair  value  is determined  in good  faith  using  consistently  applied  procedures  under  the supervision  of the  Board of  Directors.  Investments  in  open-end  registered investment  companies  are  valued at that  fund's net asset  value.  Short-term
"money market type" debt securities  with remaining  maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recor-ded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Oper-ating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN    CARRYFORWARD 1,2          TAX PURPOSES
    ------------------------------------------------------------------------
    $13,044,241        $27,185,677                 $--           $67,907,152

1. During the fiscal year ended October 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended October 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2006. Net assets of the
Fund were unaffected by the reclassifications.

                                            INCREASE TO         REDUCTION TO
                                            ACCUMULATED      ACCUMULATED NET
                INCREASE TO              NET INVESTMENT        REALIZED GAIN
                PAID-IN CAPITAL                  INCOME     ON INVESTMENTS 3
                ------------------------------------------------------------
                $5,688,356                       $2,931           $5,691,287

3. $5,688,356, including $4,227,865 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                                YEAR ENDED        YEAR ENDED
                                             OCT. 31, 2006     OCT. 31, 2005
                ------------------------------------------------------------
                Distributions paid from:
                Ordinary income              $   1,473,065     $   7,524,389
                Long-term capital gain          49,097,363        21,885,575
                                             -------------------------------
                Total                        $  50,570,428     $  29,409,964
                                             ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities      $  465,376,617
                                                ==============
            Gross unrealized appreciation       $   79,933,681
            Gross unrealized depreciation          (12,026,529)
                                                --------------
            Net unrealized appreciation         $   67,907,152
                                                ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended
October 31, 2006, the Fund's projected benefit obligations were increased by
$25,417 and payments of $5,029 were made to retired directors, resulting in an accumulated liability of $58,938 as of October 31, 2006.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The
Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of directors' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized one billion shares of $0.0001 par value capital stock in aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                              YEAR ENDED OCTOBER 31, 2006     YEAR ENDED OCTOBER 31, 2005
                                  SHARES           AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                           3,428,582    $  94,959,032       5,126,318    $139,073,180
Dividends and/or
distributions reinvested       1,216,605       31,765,567         685,289      17,830,853
Redeemed                      (3,947,226)    (108,698,554)     (2,781,682)    (75,172,005)
                              ------------------------------------------------------------
Net increase                     697,961    $  18,026,045       3,029,925    $ 81,732,028
                              ============================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                             662,085    $  16,582,767       1,048,244    $ 26,362,973
Dividends and/or
distributions reinvested         332,565        7,888,450         211,813       5,102,574
Redeemed                      (1,026,360)     (25,768,335)       (868,351)    (21,870,737)
                              ------------------------------------------------------------
Net increase (decrease)          (31,710)   $  (1,297,118)        391,706    $  9,594,810
                              ============================================================

                              YEAR ENDED OCTOBER 31, 2006     YEAR ENDED OCTOBER 31, 2005
                                  SHARES           AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------
CLASS C
Sold                             534,433    $  13,374,856         752,642    $ 18,936,146
Dividends and/or
distributions reinvested         203,472        4,832,457         110,036       2,654,047
Redeemed                        (500,237)     (12,583,296)       (381,897)     (9,626,549)
                              ------------------------------------------------------------
Net increase                     237,668    $   5,624,017         480,781    $ 11,963,644
                              ============================================================

------------------------------------------------------------------------------------------
CLASS N
Sold                             185,780    $   5,032,410         306,714    $  8,253,911
Dividends and/or
distributions reinvested          64,913        1,664,380          32,272         829,719
Redeemed                        (195,260)      (5,301,527)       (124,402)     (3,356,873)
                              ------------------------------------------------------------
Net increase                      55,433    $   1,395,263         214,584    $  5,726,757
                              ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2006, were as follows:

                                PURCHASES              SALES
------------------------------------------------------------
Investment securities        $277,791,975       $286,626,453

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                  FEE SCHEDULE
                  --------------------------------------------
                  Up to $400 million                     0.85%
                  Next $400 million                      0.80
                  Next $400 million                      0.75
                  Next $400 million                      0.65
                  Next $400 million                      0.60
                  Over $2.0 billion                      0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR   FEES.   The   Manager   retains   Oppenheimer   Capital  LLC  (the
"Sub-Advisor") to provide the day-to-day portfolio management of the Fund. Under the  Sub-Advisory  Agreement,  the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund.  The fee is calculated as a percentage of the fee the Fund pays the Manager.  The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of February 28, 1997,  and  remaining  120 days later,  plus 30% of the fee collected by the Manager on assets in excess of that amount.  In each case the fee is  calculated  after any waivers of the Manager's fee from the Fund.  For the year  ended  October  31,  2006,  the  Manager  paid
$1,581,320 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended October 31, 2006, the Fund paid
$1,029,879 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a
Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Directors set
the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B,
Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The
Distributor's aggregate uncompensated expenses under the plan at September 30,
2006 for Class B, Class C and Class N shares were $625,348, $584,895 and
$249,221, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                           CLASS A          CLASS B          CLASS C          CLASS N
                           CLASS A      CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                         FRONT-END        DEFERRED         DEFERRED         DEFERRED         DEFERRED
                     SALES CHARGES   SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                       RETAINED BY     RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
 YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
------------------------------------------------------------------------------------------------------

October 31, 2006          $240,266          $7,369         $124,391          $18,111           $4,783

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2006, OFS waived $32,951 for Class N shares. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of October 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

     The Fund  lends  portfolio  securities  from  time to time in order to earn additional  income.  In  return,  the Fund  receives  collateral  in the form of securities,  letters  of credit  or cash,  against  the  loaned  securities  and maintains  collateral in an amount not less than 100% of the market value of the loaned  securities during the period of the loan. The market value of the loaned securities  is  determined  at the close of  business  each day.  If the Fund is undercollateralized  at the close of business due to an increase in market value of securities  on loan,  additional  collateral is requested  from the borrowing counterparty  and is  delivered  to the  Fund on the  next  business  day.  Cash collateral may be invested in approved  investments  and the Fund bears the risk of any loss in value of these  investments.  The Fund  retains a portion  of the interest earned from the collateral.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could  experience  delays and cost in  recovering  the  securities  loaned or in gaining  access to the  collateral.  The Fund  continues to receive the economic benefit of interest or dividends paid on the securities  loaned in the form of a substitute payment received from the borrower.  As of Ocotber 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES .
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES . FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
October 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007, and interim periods within those fiscal years. As of October
31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds including the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                  Appendix A

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                  Appendix B

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
          1) plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(6) This waiver provision applies to:
      Purchases of Class A shares aggregating $1 million or more.
      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

          II. Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Fund shares.
      Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
      Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      A unit investment trust that has entered into an appropriate agreement with the Distributor.
      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.
      Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

1.    Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
   Distributor on such purchases):
      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
      Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisers or insurance companies, or serviced by
         recordkeepers.
      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
      Shares purchased in amounts of less than $5.

2.    Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of
   0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
      Retirement Plans that have $5 million or more in plan assets.
      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisers, insurance companies or record keepers which have entered into a special agreement with the Distributor.
      At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record account.

III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have

         occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
      At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
      Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Shares issued in plans of reorganization to which the Fund is a party.
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

       IV. Special Sales Charge Arrangements for Shareholders of Certain
     Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds.  Those funds include:
      Oppenheimer Rising Dividends Fund, Inc.   Oppenheimer Small- & Mid- Cap
Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for

Value Fund into the fund or by exchange from an Oppenheimer fund that was a
Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

     V. Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

     VI. Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
      the Manager and its affiliates,
      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,
      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,
      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
      dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
      dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Equity Income Fund, Inc.

Internet Website
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA  02109-3661

Independent Registered Public Accounting Firm
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019
1234

PX835.001.0807